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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

XTENT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

XTENT, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 2009

To our Stockholders:

        You are cordially invited to attend a special meeting of stockholders of XTENT, Inc., a Delaware corporation, or XTENT. The meeting will be held on [    •    ], 2009, at 9:00 a.m., local time, at our principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118 for the following purposes:

  1.
  To consider and vote upon a proposal to approve the voluntary dissolution and liquidation of XTENT pursuant to a Plan of Complete Liquidation and Dissolution in substantially the form attached to the accompanying proxy statement as Appendix A.

  2.
  To consider and vote upon a proposal to adjourn the special meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1.

  3.
  To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

        The foregoing matters are described in more detail in the accompanying proxy statement. A copy of the Plan of Complete Liquidation and Dissolution, or Plan of Dissolution, is included with the proxy statement as Appendix A. You are encouraged to read the entire proxy statement carefully. In particular, you should consider the discussion entitled "Risk Factors" beginning on page 25.

        XTENT's board of directors has fixed the close of business on [    •    ], 2009 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournments or postponements thereof. Each share of XTENT common stock is entitled to one vote on all matters presented at the special meeting and any adjournments or postponements thereof.

        Holders of our shares of common stock are not entitled to assert dissenters' rights with respect to the Plan of Dissolution.

        This notice and the accompanying proxy statement and related materials are first being mailed to holders of record of our common stock on the record date on or about [    •    ], 2009.

        You can vote by signing, dating and mailing your proxy card in the enclosed postage prepaid envelope or following the instructions for telephone or Internet voting, whether or not you plan to attend the special meeting in person.

        We hope you can attend the special meeting. However, whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card as soon as possible in the enclosed postage prepaid envelope. If you attend the meeting, you may revoke your proxy and vote in person if you wish. The proposal to approve the Plan of Dissolution requires the affirmative vote of a majority of the outstanding shares of our common stock. Therefore, it is very important that your shares be represented.

        XTENT's board of directors has approved the Plan of Dissolution and determined that it is advisable and in our best interests and the best interests of our stockholders. The board of directors unanimously recommends that you vote "FOR" approval of both proposals described in the accompanying proxy statement.

        A copy of XTENT's annual report on Form 10-K for the year ended December 31, 2008, a copy of Amendment No. 1 to our annual report on Form 10-K/A for the year ended December 31, 2008 and a copy of our quarterly report on Form 10-Q for the quarter ended March 31, 2009, all of which contain important business and financial information about XTENT and should be read carefully, are being delivered with this notice and proxy statement as Appendices B, C and D respectively.

BY ORDER OF THE BOARD OF DIRECTORS

Gregory D. Casciaro President, Chief Executive Officer and Director

[    •    ], 2009
Menlo Park, California

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [    •    ], 2009: A complete set of proxy materials relating to the special meeting is available on the Internet. These materials, consisting of the Notice of Special Meeting, Proxy Statement and form of proxy card, are available at http://investor.xtentinc.com/.

YOUR VOTE IS IMPORTANT.

ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU SHOULD READ THE ACCOMPANYING PROXY STATEMENT CAREFULLY, AND VOTE YOUR SHARES BY COMPLETING, SIGNING AND DATING THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURNING IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE; OR, YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE, IN EACH CASE AS INSTRUCTED ON THE ENCLOSED PROXY CARD. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME AND BRING AN ACCOUNT STATEMENT OR LETTER FROM THE NOMINEE INDICATING YOUR BENEFICIAL OWNERSHIP AS OF THE RECORD DATE. A FAILURE TO VOTE YOUR SHARES WILL HAVE THE EFFECT OF A VOTE AGAINST THE PLAN OF DISSOLUTION.

i

Appendix A	—	PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
Appendix B	—	ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.
Appendix C	—	AMENDMENT NO. 1 TO OUR ANNUAL REPORT ON FORM 10-K/A FOR THE YEAR ENDED DECEMBER 31, 2008.
Appendix D	—	QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2009.

ii

PROXY STATEMENT
FOR
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 2009

General

        The Board of Directors of XTENT, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our Special Meeting of Stockholders to be held on [    •    ], 2009, beginning at 9:00 a.m., local time, at our principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118, and at any postponements or adjournments thereof. This Proxy Statement contains important information regarding the meeting. Specifically, it identifies the matters upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes the voting procedures.

        In this Proxy Statement: the terms "we," "our," "XTENT" and our "Company" each refer to XTENT, Inc.; the term "proxy materials" means this Proxy Statement, filed with the U.S. Securities and Exchange Commission, or SEC on May 15, 2009, the enclosed proxy card, our annual report on Form 10-K for the year ended December 31, 2008, filed with the U.S. Securities and Exchange Commission, or SEC, on March 24, 2009, a copy of which is being delivered with this Proxy Statement as Appendix B, amendment No. 1 to our annual report on Form 10-K/A for the year ended December 31, 2008, filed with the SEC on April 30, 2009, a copy of which is being delivered with this Proxy Statement as Appendix C, and our quarterly report on Form 10-Q for the quarter ended March 31, 2009, filed with the SEC on May 15, 2009, a copy of which is being delivered with this Proxy Statement as Appendix D, all of which you should read; and the term "Special Meeting" means our Special Meeting of Stockholders to be held on [    •    ], 2009, and any postponements or adjournments thereof.

        We are sending these proxy materials on or about [    •    ], 2009 (the "Proxy Date"), to all stockholders of record at the close of business on [    •    ], 2009 (the "Record Date").

Proposals

        At the Special Meeting, our stockholders will consider and vote upon:

  1.
  proposal to approve the voluntary dissolution and liquidation of XTENT pursuant to a Plan of Complete Liquidation and Dissolution in substantially the form attached to this proxy statement as Appendix A; and

  2.
  proposal to adjourn the Special Meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1.

Record Date and Voting Securities

        Only holders of record of our common stock as of the close of business on [    •    ], 2009, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. At the close of business on [    •    ], 2009, there were [    •    ] shares of our common stock outstanding held by [    •    ] holders of record.

        Each holder of common stock is entitled to one vote for each share of common stock held of record on the record date. Holders of common stock are entitled to vote on all proposals properly presented at the Special Meeting. Shares cannot be voted at the Special Meeting unless the holder thereof is present or represented by proxy.

Quorum

        Under Delaware law, a quorum consisting of a majority of the shares entitled to vote must be represented in person or by proxy for the transaction of business at the Special Meeting. Once a share is represented for any purpose at the Special Meeting, other than solely to object to holding the meeting or transacting business at the meeting, the share will be deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for that adjourned meeting. Shares may be represented and deemed present for quorum purposes by any of the following methods:

  •
  if the holder has returned a signed and dated proxy card, even if the proxy card is marked as an abstention; or

  •
  if the holder attends the Special Meeting (other than solely to object to holding the meeting or transacting business at the meeting), even if the holder abstains from voting.

        Broker non-votes, which occur when a broker, bank or other nominee has not received specific voting instructions from a beneficial owner of shares held in street name and indicates that the broker, bank or other nominee does not have discretionary authority to vote a particular matter on the proxy card, also will be deemed present for purposes of determining whether a quorum is achieved.

Required Votes

        Required Vote for Proposal 1.    The approval of the Plan of Dissolution requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the Plan of Dissolution.

        Required Vote for Proposal 2.    The approval of any adjournment of the Special Meeting requires that the votes cast in favor of the proposal exceed the votes cast against the proposal at the Special Meeting. Abstentions from voting and broker non-votes will have no impact on the vote on Proposal 2.

        Our board of directors unanimously recommends voting "FOR" approval of both Proposals 1 and 2.

Voting by Proxy

        Our board of directors has selected Gregory D. Casciaro (our President and Chief Executive Officer, as well as a Director) and Ronald C. Austin (our Secretary), the persons named as proxies in the proxy card accompanying this proxy statement, to serve as proxies at the Special Meeting. The shares of common stock represented by each executed and returned proxy card will be voted in accordance with the directions indicated on the proxy card. If you sign your proxy card without giving specific instructions, XTENT will vote your shares "FOR" the proposals being made at the Special Meeting unless your shares are held in street name in a brokerage account. The proxy cards also confer discretionary authority to vote the shares authorized to be voted thereby on any matter that properly may be presented for action at the Special Meeting and any adjournments or postponements thereof. We know of no other business to be presented at the Special Meeting, and no other matters properly may be presented for a vote at the Special Meeting.

        You can vote by signing, dating and mailing your proxy card in the postage prepaid envelope or following the instructions for telephone or Internet voting, whether or not you plan to attend the Special Meeting in person.

        YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE; OR YOU MAY VOTE VIA THE INTERNET OR BY TELEPHONE, IN EACH CASE AS INSTRUCTED ON THE ENCLOSDED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

 Revocation of Proxy

        You may revoke a proxy or change your vote at any time by taking any of the following actions before your proxy is voted at the Special Meeting:

  •
  signing and delivering to the Secretary of XTENT a new proxy card relating to the same shares and bearing a later date;

  •
  delivering a written notice of revocation bearing a date later than the date of your proxy card to the Secretary of XTENT; or

  •
  attending the Special Meeting and voting in person, although attendance at the Special Meeting will not, by itself, revoke a proxy.

        You should send any notice of revocation or completed new proxy card, as the case may be, to the Secretary of XTENT at the following address: XTENT, Inc., 125 Constitution Drive, Menlo Park, California 94025-1118.

Expenses of Solicitation

        XTENT will bear the expense of the solicitation of proxies from our stockholders. We have not retained a proxy solicitor in connection with the Special Meeting. We will solicit proxies in person or by mail, telephone, facsimile or other electronic means. Our directors, officers and regular employees who solicit proxies will not receive additional compensation.

        Following the original mailing of the proxy statement and any other soliciting materials, we will request brokers, banks and other nominees and record holders of our common stock (1) to forward copies of the proxy statement and any other soliciting materials to each beneficial owner for whom they hold shares, and (2) to request authority for the exercise of proxies. In addition, we may reimburse any of these brokers, banks and other nominees and record holders for their reasonable out-of-pocket expenses in forwarding such materials.

Voting in Person

        If you attend the Special Meeting and wish to vote in person, you will be given a ballot at the Special Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you would like to vote in person at the Special Meeting, you must bring to the Special Meeting an account statement or letter from the broker, bank or other nominee indicating that you were the beneficial owner of the shares on [    •    ], 2009, the record date for the Special Meeting. As a beneficial owner, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

 Abstentions and Broker Non-Votes

        Only shares voted "FOR" Proposal 1 will be counted as votes "FOR" approval of the Plan of Dissolution. If you sign your proxy card without giving specific instructions, the Company will vote your shares "FOR" the proposals being made at the Special Meeting unless your shares are held in street name in a brokerage account.

        Brokers, banks or other nominees who hold shares of our common stock in street name for a customer who is the beneficial owner of those shares may not exercise voting authority on the customer's shares with respect to the actions proposed in this proxy statement without specific instructions from the customer. Proxies submitted by a broker, bank or other nominee that do not exercise this voting authority are referred to as "broker non-votes." If your common stock is held in street name, your broker, bank or nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker, bank or nominee with this proxy statement. Accordingly, you are urged to complete, sign, date and return the enclosed proxy card to indicate your vote and fill out the voter instruction form, if applicable.

        Abstentions and broker non-votes will be included in determining the presence of a quorum at the Special Meeting, but will have the same effect as voting against the approval of the Plan of Dissolution. Abstentions and broker non-votes will have no impact on the vote on Proposal 2.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE SPECIAL MEETING

Q.
Why am I receiving these proxy materials?

A:
You are receiving these proxy materials from us because you were a stockholder of record at the close of business on the Record Date which was [    •    ], 2009. As a stockholder of record, you are invited to attend the meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Q.
What is the purpose of the Special Meeting?

A:
At our meeting, stockholders of record will vote upon the items of business outlined in the notice of meeting (on the cover page of this Proxy Statement), each of which is described more fully in this Proxy Statement. In addition, management will respond to questions from stockholders.

Q.
Who is entitled to attend the meeting?

A.
You are entitled to attend the meeting only if you were an XTENT stockholder (or joint holder) of record as of the close of business on [    •    ], 2009, or if you hold a valid proxy for the meeting. You should be prepared to present photo identification for admittance.

  Please also note that if you are not a stockholder of record but hold shares in street name (that is, through a broker or nominee), you will need to provide proof of beneficial ownership as of the Record Date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. You will also need to obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

  The meeting will begin promptly at 9:00 a.m., local time. Check-in will begin at 8:30 a.m., local time.

Q.
Who is entitled to vote at the meeting?

A.
Only stockholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Special Meeting and to vote at the meeting, and at any postponements or adjournments thereof.

Q.
How many shares must be present to conduct business?

A.
The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the meeting. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q.
What will be voted on at the meeting?

A.
The items of business scheduled to be voted on at the meeting are as follows:

1.
a proposal to approve the voluntary dissolution and liquidation of XTENT pursuant to a Plan of Complete Liquidation and Dissolution in substantially the form attached to this proxy statement as Appendix A; and

2.
a proposal to adjourn the Special Meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1.

  These proposals are described more fully below in this Proxy Statement. As of the date of this Proxy Statement, the only business that our board of directors intends to present or knows of that others will present at the meeting is set forth in this Proxy Statement. If any other matter or matters are properly brought before the meeting, it is the intention of the persons who hold proxies to vote the shares they represent in accordance with their best judgment.

Q.
How does the board of directors recommend that I vote?

A.
Our board of directors recommends that you vote your shares "FOR" approval of both Proposals 1 and 2.

Q.
What shares can I vote at the meeting?

A.
You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

Q.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A.
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  Stockholders of Record.    If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered to be, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to XTENT or to vote in person at the meeting. We have enclosed a proxy card for you to use.

  Beneficial Owner.    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q.
How can I vote my shares without attending the meeting?

A.
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. Stockholders of record of our common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelope. XTENT stockholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction cards provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope. In addition, if you are a stockholder of record, you may grant a proxy to vote your shares at the Special Meeting by telephone, by calling 1-800-652-8683 and following the simple recorded instructions, twenty-four hours a day, seven days a week, at any time prior to 11:00 p.m. Pacific Time on [    •    ], 2009, the day before the Special Meeting. Alternatively, as a stockholder of record, you may vote via the Internet at any time prior to 11:00 p.m. Pacific Time on [    •    ], 2009, the day before the Special Meeting, by going to http://www.investorvote.com/XTNT to create an electronic ballot. If you vote by telephone or the Internet, you will be required to provide the control number contained on your proxy card. If your shares are held in street name, your proxy card may contain instructions from your broker, bank or nominee that allow you to vote your shares using the Internet or by telephone. Please consult with your broker, bank or nominee if you have any questions regarding the electronic voting of shares held in street name. The granting of proxies electronically is allowed by Section 212(c)(2) of the Delaware General Corporation Law, or DGCL.

Q.
How can I vote my shares in person at the meeting?

A.
Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q.
Can I change my vote?

A.
You may change your vote at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q.
Is my vote confidential?

A.
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within XTENT or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to XTENT management.

Q.
How are votes counted?

A.
If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the board of directors ("FOR" each of Proposals 1 and 2, and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q.
What is a "broker non-vote"?

A.
Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters. Approval of the Plan of Dissolution is considered non-routine, and therefore your broker or bank does not have the discretionary authority to vote your shares on this matter. A "broker non-vote" occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine. Approval of Proposal 2 is considered a routine matter. Therefore, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" adjournment of the Special Meeting for the purpose of soliciting additional proxies to vote in favor or Proposal 1.

Q.
How are "broker non-votes" counted?

A.
Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.

Q.
How are abstentions counted?

A.
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal, but they will not be voted on any matter at the meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote "AGAINST" a proposal.

Q.
What happens if additional matters are presented at the meeting?

A.
If you grant a proxy, the persons named as proxy holders, Gregory D. Casciaro (our President and Chief Executive Officer, as well as a Director) and Ronald C. Austin (our Secretary), will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. However, other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the meeting, and no other matters properly may be presented for a vote at the Special Meeting.

Q.
Who will serve as inspector of election?

A.
We expect a representative of Computershare Trust Company, N.A., our transfer agent, to tabulate the votes and act as inspector of election at the meeting.

Q.
What should I do if I receive more than one proxy?

A.
You may receive more than one set of these proxy solicitation materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each XTENT proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q.
Who is soliciting my vote and who is paying the costs?

A.
Your vote is being solicited on behalf of the board of directors of our Company, and our Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement.

Q.
How can I find out the results of the voting?

A.
We intend to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K following the meeting.

Q.
What is the deadline for proposing action or director candidates for future meetings?

A.
If we have a future annual meeting, you may be entitled to present proposals for action at such a meeting, including director nominations.

  Stockholder Proposals:    We do not expect to hold another annual meeting. If there is an annual meeting held in 2010, for a stockholder proposal to be considered for inclusion in the XTENT Proxy Statement, the written proposal must be received by the Secretary of the Company at our principal executive offices no earlier than [    •    ], 2009 and not later than [    •    ], 2010. If the

  date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our Proxy Statement will instead be a reasonable time before we begin to print and mail next year's proxy materials. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any other applicable rules established by the U.S. Securities and Exchange Commission (the "SEC"). Proposals should be addressed to:

    Secretary
    XTENT, Inc.
    125 Constitution Drive
    Menlo Park, California 94025-1118

  Nomination of Director Candidates:    If you wish to propose a director candidate for consideration by our board of directors, your recommendation should include information required by the Bylaws of XTENT and should be directed to the Secretary of XTENT at the address of our principal executive offices set forth above. In addition, the stockholder must submit the recommendation within the time period set forth above for Stockholder Proposals.

  Copy of Bylaw Provisions:    You may contact the Secretary of XTENT at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Q:
What will happen if the Plan of Dissolution is approved?

A:
If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below will be completed at such times as our board of directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders:

•
the filing of a certificate of dissolution with the Secretary of State of the State of Delaware, or the Secretary of State, after obtaining a revenue clearance certificate from the Department of Finance of the State of Delaware, or Department of Finance;

•
the cessation of all of XTENT's business activities except for those relating to winding up and liquidating XTENT's business and affairs, including, but not limited to, prosecuting and defending suits by or against XTENT, collecting XTENT's assets, converting XTENT's assets into cash or cash equivalents, discharging or making provision for discharging XTENT's liabilities, withdrawing from all jurisdictions in which XTENT is qualified to do business and distributing XTENT's remaining property among our stockholders according to their interests;

•
the collection, sale, exchange or other disposition of all or substantially all of XTENT's non-cash property and assets, in one transaction or in several transactions to more than one buyer;

•
the payment of or the making of reasonable provision for the payment of all claims and obligations known to XTENT, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against XTENT which is the subject of a pending action, suit or proceeding to which XTENT is a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such claims against and obligations of XTENT;

•
the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, of the remaining assets of XTENT after payment or provision for payment of claims against and obligations of XTENT; and

  •
  the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

  See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution."

Q:
What will happen if the Plan of Dissolution is not approved?

A:
If our stockholders do not approve the Plan of Dissolution, our board of directors will explore what, if any, alternatives are available for the future of XTENT, particularly in light of the fact that we have terminated substantially all of our employees, would need significant additional capital to support our U.S. pivotal clinical trial and efforts to commercialize our products in Europe, commenced the process of winding up our business and will continue to incur net losses for the foreseeable future. We took several of these steps in the interest of preserving cash available for distribution to stockholders and in recognition of the expectation that the announcement of approval of the Plan of Dissolution would adversely affect our ability to obtain approval from the U.S. Food and Drug Administration, or FDA, for our investigational device exemption, or IDE, to proceed with our U.S. pivotal clinical trial and commercialize our products in Europe. There is currently no active business left to operate and rehiring employees may not be possible, or would take several months at a cost that we are unable to estimate.

  Possible alternatives include selling all of our stock or assets, changing our business focus, continuing our efforts to identify a merger partner or a reverse merger partner, or seeking voluntary dissolution at a later time and with diminished assets. At this time, our board of directors has considered all of these options and has determined that it is in the best interests of our stockholders to dissolve XTENT and return the cash to our stockholders. The board of directors, however, retains the right to consider other alternatives should a more attractive offer arise before or after the Effective Date. If our stockholders do not approve the Plan of Dissolution, we expect that our cash resources will continue to diminish and we would face risks related to continuing our historical business described in this proxy statement. These risks could materially and adversely affect our business, financial condition or operating results and the value of our common stock, and you may lose all or part of your investment. Moreover, any alternative we select may have unanticipated negative consequences.

  See "Risk Factors—Risks Related to the Plan of Dissolution."

Q:
What will stockholders receive in the liquidation?

A:
Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after satisfying or making reasonable provision for the satisfaction of claims, obligations and liabilities as required by law, distribute any remaining cash to our stockholders. We can only estimate the amount of cash that may be available for distribution among our stockholders. We currently estimate that the amount ultimately distributed will be between approximately $0.11 and $0.40 per share of common stock, assuming we are unable to sell our intellectual property. Due to the uncertainty of the value of our intellectual property, we have not provided any estimate of the proceeds of a sale of our intellectual property in the amount of liquidating distributions. If we were to receive a substantial amount of proceeds from the sale of our intellectual property it could significantly affect the estimates that we have provided. We can provide no assurance, however, that the sale of our intellectual property will result in any such additional proceeds. Many of the factors influencing the amount of cash distributed to our stockholders as a liquidating distribution cannot be currently quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the Plan of Dissolution. You may receive substantially less than the amount we currently estimate. See "Proposal 1: Approval of Plan of Dissolution—Estimated Liquidating Distributions."

Q:
When will stockholders receive payment of any available liquidation proceeds?

A:
Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we presently expect to make an initial distribution as soon as reasonably practicable following the initial sale of our non-cash assets, to holders of record of our common stock as of the close of business on the Effective Date. We do not intend to make any further distributions until after we sell, liquidate or otherwise dispose of our remaining non-cash assets, consisting primarily of our drug eluting stent systems and related intellectual property, and pay or otherwise make reasonable provision for the payment of claims against and obligations of XTENT. We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater, or the value of our non-cash assets is less, than we anticipate, our stockholders may receive substantially less than the amount we currently estimate. Our board of directors has not established a firm timetable for any final distributions to our stockholders. Subject to contingencies inherent in winding up our business, our board of directors intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of our stockholders. Our board of directors, in its discretion, will determine the nature, amount and timing of all distributions. See "Proposal 1: Approval of Plan of Dissolution—Estimated Liquidating Distributions" and "Risk Factors—Risks Related to the Plan of Dissolution" for a discussion of the estimates and assumptions made in calculating the estimated range of liquidating distributions.

Q:
What happens to my shares of common stock after the dissolution of XTENT?

A:
The liquidating distributions to stockholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

Q:
Should I send in my stock certificates now?

A:
No. You should not forward your stock certificates before receiving instructions to do so.

  As a condition to receipt of the liquidating distributions, our board of directors or trustees may require our stockholders to surrender to us their certificates evidencing their shares of common stock or to furnish us with evidence satisfactory to our board of directors or any trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to our board of directors or any trustees. If the surrender of stock certificates will be required following the dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to stockholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Q:
Can I still sell my shares?

A:
Yes, for a limited period of time. However, our board of directors may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of:

•
the close of business on the record date fixed by our board of directors for the first or any subsequent installment of any liquidating distribution;

  •
  the close of business on the date on which our remaining assets are transferred to a liquidating trust; or

  •
  the date on or as soon as reasonably practicable after which we file our certificate of dissolution under the DGCL.

  We expect that our board of directors will close our stock transfer books on or around the Effective Date. The Effective Date will be determined following the receipt of a revenue clearance certificate from the Department of Finance and will be announced as soon as reasonably practicable after that time. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates, other than replacement certificates. In addition, we anticipate that we will request that our common stock be delisted from the NASDAQ Global Market at the close of business on the Effective Date. See "Proposal 1: Approval of Plan of Dissolution—Closing of Transfer Books."

Q:
Do I have dissenters' rights?

A:
No. Under the DGCL, holders of our shares of common stock are not entitled to assert dissenters' rights with respect to the Plan of Dissolution.

Q:
What do stockholders need to do now?

A:
After carefully reading and considering the information contained in this proxy statement and the documents delivered with and incorporated by reference into this proxy statement, each stockholder should complete, sign and date his or her proxy card and mail it in the enclosed postage prepaid envelope as soon as possible so that his or her shares may be represented at the Special Meeting.

Q:
Who should I contact with questions?

A:
If you have any additional questions about the Special Meeting or the proposals presented in this proxy statement, you should contact:

    Ronald C. Austin, Secretary
    XTENT, Inc.
    125 Constitution Drive
    Menlo Park, California 94025-1118
    Telephone: (650) 433-4834

SUMMARY TERM SHEET

        This summary term sheet highlights selected information contained in this proxy statement and may not contain all of the information that is important to you. To understand fully the legal requirements for the voluntary dissolution of XTENT, Inc. under Delaware law and the Special Meeting and for a more complete description of the terms of the Plan of Complete Liquidation and Dissolution, you should carefully read this entire proxy statement and the documents delivered with and incorporated by reference into this proxy statement. See "Incorporation by Reference." As used in this proxy statement, unless the context otherwise requires, the terms "we," "us," "our," "the Company," and "XTENT" refer to XTENT, Inc., a Delaware corporation.

The Company	We are a development stage medical device company that has focused on developing and commercializing our proprietary Custom NX drug eluting stent, or DES, Systems to treat coronary artery disease, or CAD. Since inception we have devoted substantially all of our resources to start-up activities, raising capital and research and development, including product design, testing, manufacturing and clinical trials. We have focused our development efforts on creating our Custom NX DES Systems, which allow a physician to deploy single or multiple stents of customizable length with a single device. In March 2009, we received CE Mark authorizing us to market our Custom NX DES Systems in the European Union and certain other countries that recognize CE Mark, but we have not yet received any other government regulatory approvals necessary to commercialize any of our products in any other countries.

Over the past four years, we have been conducting clinical trials to evaluate our Custom NX 36 and Custom NX 60 stent and stent delivery systems. In October 2008, the one year data from our CUSTOM III clinical trial, the two year data from our CUSTOM II clinical trial and the three year data from our CUSTOM I clinical trial were presented at the 2008 Transcatheter Cardiovascular Therapeutics conference in Washington D.C. We believe the data from these clinical trials provided preliminary evidence of safety and efficacy and support further development of our in situ customization approach. In March 2009, we received CE Mark for our Custom NX DES Systems authorizing us to market our products in the European Union and certain other countries that recognize the CE Mark. Even though we have received CE Mark, we do not have adequate resources to commercialize our products in the European Union.

We would need premarket approval, or PMA, from the FDA before we could market our products in the United States, which we expect would require data from a large clinical trial of up to 2,100 patients. We expected to obtain this data through our planned CUSTOM IV clinical trial, but to initiate the CUSTOM IV trial, we would first need to obtain clearance of an investigational device exemption, or IDE, from the FDA. We filed our IDE application in September 2007, and in October 2007, we received questions back from the FDA. In February 2009, we resubmitted our IDE application, and in April 2009, we received additional comments from the FDA. Even if we receive IDE approval from the FDA, we do not have adequate resources to initiate our IDE trial.

To date, we have not generated any revenue from the sale of our products. We have incurred net losses in each year since our inception in June 2002. Through March 31, 2009, we had an accumulated deficit of $143.8 million. If the Plan of Dissolution is not approved, and we continue to operate, we would expect our losses to continue to increase as we expand our clinical trial activities and initiate commercialization activities. Since inception we have financed our operations primarily through the sale of our equity securities. In May and June 2006, we raised aggregate net cash proceeds of approximately $30.0 million in a private placement of shares of our Series D convertible preferred stock. On February 1, 2007 we completed our initial public offering of our common stock which raised net proceeds of $68.2 million.

In January 2009, we notified our employees that we were initiating a headcount reduction that would impact 115 of our 122 employees. The reduction was substantially completed by March 31, 2009. We also engaged Piper Jaffray & Co. in January 2009 to help us explore potential strategic alternatives, including, without limitation, a merger, a sale of substantially all our assets, a financing, or a sale of a portion of our assets, such as our peripheral stent product, our drug eluting balloon product or our bioabsorbable stent product.

Our principal executive office is located at 125 Constitution Drive, Menlo Park, California 94025-1118, and our telephone number at our principal executive office is (650) 475-9400. You can find more information about us in the documents that are delivered with and incorporated by reference into this proxy statement. See "Incorporation by Reference."
THE SPECIAL MEETING OF STOCKHOLDERS
General (See page 1)
The Special Meeting of stockholders will take place on [ • ], 2009, at 9:00 a.m., local time, at the Company's principal executive offices located at 125 Constitution Drive, Menlo Park, California 94025-1118. See "The Special Meeting—General."
Proposals (See page 1)	At the Special Meeting, our stockholders will consider and vote upon:
	1.	a proposal to approve the voluntary dissolution and liquidation of XTENT pursuant to a Plan of Complete Liquidation and Dissolution in substantially the form attached to this proxy statement as Appendix A; and
2.
a proposal to adjourn the special meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1.
In this proxy statement, we refer to the Plan of Complete Liquidation and Dissolution as the Plan of Dissolution. See "The Special Meeting—Proposals."
Record Date and Voting Securities (See page 1)
Only holders of record of our common stock as of the close of business on [ • ], 2009, the record date for the Special Meeting, are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Each holder of common stock is entitled to one vote for each share of common stock held of record on the record date. See "The Special Meeting—Record Date and Voting Securities."

Quorum and Required Votes (See page 2)	Under Delaware law, a quorum consisting of a majority of the shares entitled to vote must be represented in person or by proxy for the transaction of business at the Special Meeting. The approval of the Plan of Dissolution requires the affirmative vote of a majority of the outstanding shares of our common stock. The approval of any adjournment of the Special Meeting requires that the votes cast in favor of the proposal exceed the votes cast against the proposal at the Special Meeting. See "The Special Meeting—Quorum" and "The Special Meeting—Required Votes."
Voting by, and Revocation of, Proxy (See pages 2 and 3)
Our board of directors has selected Gregory D. Casciaro and Ronald C. Austin to serve as proxies at the Special Meeting. The shares of common stock represented by each executed and returned proxy will be voted in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, the Company will vote your shares "FOR" the proposals being made at the Special Meeting unless your shares are held in street name in a brokerage account. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that properly may be presented for action at the Special Meeting. We know of no other business to be presented at the Special Meeting, and no other matters properly may be presented for a vote at the Special Meeting.

You can vote by signing, dating and mailing your proxy card in the postage prepaid envelope provided or following the instructions for telephone or Internet voting, whether or not you plan to attend the Special Meeting in person. See "The Special Meeting—Voting by Proxy."

Any proxy given may be revoked by the person giving it at any time before it is voted at the Special Meeting. Proxies may be revoked by signing and delivering a new proxy bearing a later date to the Secretary of XTENT, by delivering a written notice of revocation to the Secretary of XTENT bearing a later date than the date of your proxy card, or by attending the Special Meeting and voting in person. However, your attendance at the Special Meeting will not, by itself, revoke your proxy. See "The Special Meeting—Revocation of Proxy."
Risks Related to the Plan of Dissolution (See page 25)	Risks associated with the Plan of Dissolution include the following:
	•	the amount we distribute to our stockholders pursuant to the Plan of Dissolution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses and claims against us are higher than we currently anticipate;
	•	we may continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome;
•
if the amount of our contingency reserve is insufficient to satisfy the aggregate amount of our liabilities and other obligations, each stockholder may be liable to our creditors for the amount of liquidating distributions received by such stockholder under the Plan of Dissolution, which could also have adverse tax consequences;
	•	liquidating distributions to our stockholders could be delayed;
	•	stockholders will lose the opportunity to capitalize on potential growth opportunities from the continuation of our business;

•	stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us;
•
recordation of transfers of our common stock on our stock transfer books will be restricted as of a future date that our board of directors will determine, and thereafter it generally will not be possible for stockholders to change record ownership of our stock;
•
further stockholder approval may not be required in connection with the implementation of the Plan of Dissolution, including for the sale of all or substantially all of our non-cash assets as contemplated in the Plan of Dissolution;
•	our board of directors may revoke implementation of the Plan of Dissolution even if it is approved by our stockholders; and
•	if our stockholders do not approve the Plan of Dissolution, our resources may diminish completely.

If our stockholders do not approve the Plan of Dissolution, our board of directors will explore what, if any, alternatives are available for the future of XTENT, particularly in light of the fact that we have terminated substantially all of our employees, would need significant additional capital to support our U.S. pivotal clinical trial and efforts to commercialize our products in Europe, and commenced the process of winding up our business and will continue to incur net losses for the foreseeable future. We took several of these steps in the interest of preserving cash available for distribution to stockholders and in recognition of the expectation that the announcement of approval of the Plan of Dissolution would adversely affect our ability to obtain FDA approval for our IDE, proceed with our U.S. pivotal clinical trial and commercialize our products in Europe. There is currently no active business left to operate and rehiring employees may not be possible, or would take several months at a cost that we are unable to estimate.

Possible alternatives include selling all of our stock or assets, changing our business focus, continuing our efforts to identify a merger partner or a reverse merger partner, or seeking voluntary dissolution at a later time and with diminished assets. At this time, our board of directors has considered all of these options and has determined that it is in the best interests of our stockholders to dissolve XTENT, liquidate its assets and return the cash to our stockholders. The board of directors, however, retains the right to consider other alternatives should a more attractive offer arise before or after the Effective Date. If our stockholders do not approve the Plan of Dissolution, we expect that our cash resources will continue to diminish and we would face risks related to continuing our historical business described in this proxy statement. These risks could materially and adversely affect our business, financial condition or operating results and the value of our common stock, and you may lose all or part of your investment.

You should carefully consider the risk factors beginning on page 25 of this proxy statement in evaluating whether to approve the Plan of Dissolution. These risk factors should be considered along with the other information included in this proxy statement and the documents delivered with and incorporated by reference into this proxy statement, including any forward-looking statements made in this proxy statement and such documents. See "Special Note Regarding Forward-Looking Statements."
PROPOSAL 1: APPROVAL OF PLAN OF DISSOLUTION
General (See page 1)
At the Special Meeting, the stockholders of XTENT will be asked to approve the voluntary dissolution and liquidation of XTENT pursuant to the Plan of Dissolution. Our board of directors approved the Plan of Dissolution, subject to stockholder approval, on May 11, 2009. Delaware law provides that a corporation may dissolve upon the recommendation of the board of directors of the corporation, followed by the approval of its stockholders. If the Plan of Dissolution is approved by the requisite vote of our stockholders at the Special Meeting and any adjournments or postponements of the Special Meeting, we intend to file a certificate of dissolution with the Secretary of State as soon as reasonably practicable after receipt of the required revenue clearance certificate from the Department of Finance. We will be dissolved upon the effective date of our certificate of dissolution, or the Effective Date. The Effective Date may be the date on which the certificate of dissolution is filed or a later date specified in the certificate of dissolution. We intend to make a public announcement in advance of the anticipated Effective Date. The effect of the dissolution will be that our corporate existence will continue, but we will not be permitted to carry on any business except that appropriate to wind up and liquidate our business and affairs.

The Plan of Dissolution provides for the voluntary dissolution, liquidation and winding up of XTENT. If the Plan of Dissolution is approved by our stockholders and implemented by us, we will, after the Effective Date, dispose of our remaining non-cash assets, consisting primarily of our drug eluting stent systems and related intellectual property, pay or make reasonable provision to pay all claims and obligations, make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party, distribute on a pro rata basis to our stockholders our remaining assets, and, subject to statutory limitations, take all other actions necessary to wind up and liquidate the corporation's business and affairs. For more information regarding the proposed dissolution and liquidation of XTENT, see "Proposal 1: Approval of Plan of Dissolution."
Reasons for Dissolution and Liquidation (See page 34)
Our board of directors believes that the voluntary dissolution and liquidation of XTENT is advisable and in our best interests and the best interests of our stockholders. Our board of directors has considered at length, with the assistance of legal and financial advisors, potential strategic alternatives available to XTENT, including continuing to execute on our strategic plan and further developing our drug eluting stent systems. Our board of directors, in making its determination, considered, in addition to other pertinent factors:
• the potential enhanced stockholder value that might be derived if we were to continue to pursue our strategic plan;

	•	the risks associated with our ongoing business operations, including the risks associated with our drug eluting stent technology in a relatively early stage of development;
	•	the time and costs, including the costs of needed capital, associated with trying to bring our Custom NX DES Systems to market;
	•	our general business prospects;
•
the unavailability of significant additional capital to conduct our U.S. pivotal clinical trial or commercialize our products in Europe and the continued significant distress in the financing and capital markets;
•
the fact that we engaged Piper Jaffray & Co. in September 2008 to solicit interest in a financing to support our ongoing operations, including obtaining FDA approval for our IDE, proceeding with our U.S. pivotal clinical trial and commercializing our products in Europe, and were unable to secure additional funding; and
•
the fact that our efforts with the assistance of Piper Jaffray & Co. to identify a merger, reverse merger, asset sale, strategic partnership or other business combination transaction that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation, or that would mitigate the risks of our ongoing operations, did not result in the identification of any likely transactions.

Our board of directors has concluded that a statutory dissolution and liquidation under Delaware law is the preferred strategy among the alternatives available to XTENT, is in the best interests of our stockholders and has adopted the Plan of Dissolution and recommends that our stockholders approve the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Reasons for Dissolution and Liquidation."
Dissolution and Liquidation (See page 37)
If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below will be completed at such times as our board of directors, in its discretion and in accordance with the DGCL deems necessary, appropriate or advisable in the best interest of XTENT and its stockholders:
	•	the filing of a certificate of dissolution with the Secretary of State after obtaining a revenue clearance certificate from the Department of Finance;
•
the cessation of all of XTENT's business activities except for those relating to winding up and liquidating XTENT's business and affairs, including, but not limited to, prosecuting and defending suits by or against XTENT, collecting XTENT's assets, converting XTENT's assets into cash or cash equivalents, discharging or making provision for discharging XTENT's liabilities, withdrawing from all jurisdictions in which XTENT is qualified to do business and distributing XTENT's remaining property among our stockholders according to their interests;
	•	the collection, sale, exchange or other disposition of all or substantially all of XTENT's non-cash property and assets, in one transaction or in several transactions to more than one buyer;

• the payment of or the making of reasonable provision for the payment of all claims and obligations known to XTENT, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against XTENT which is the subject of a pending action, suit or proceeding to which XTENT is a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such claims against and obligations of XTENT;
•
the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, of the remaining assets of XTENT after payment or provision for payment of claims against and obligations of XTENT; and
• the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.
See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution."
Authority of Officers and Directors (See page 37)
The approval of the Plan of Dissolution by our stockholders also will authorize, without further stockholder action, our board of directors to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that our board of directors deems necessary, appropriate or desirable, in the absolute discretion of the board of directors, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs. See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution—Authority of Officers and Directors."
Liquidating Trust (See page 38)
If deemed necessary, appropriate or desirable by our board of directors, in furtherance of the liquidation and distribution of our assets to stockholders in accordance with our Plan of Dissolution, we may transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, any or all of our assets, including any cash intended for distribution to creditors and stockholders not disposed of at the time of dissolution of XTENT. Any trustee so appointed shall succeed to all right, title and interest of XTENT of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in its capacity as trustee, shall assume all of our claims and obligations, including any unsatisfied claims and unknown or contingent liabilities. Whether or not a trust shall have been previously established, if it should not be feasible for us to make the final liquidating distribution to our stockholders of all our assets and properties prior to the third anniversary of the filing of our certificate of dissolution, then, on or before such date, we will be required to establish a trust and transfer any remaining assets and properties to the trustees. See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution—Liquidating Trust."
Cancellation of Common Stock (See page 39)
The liquidating distributions to stockholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, our board of directors or any trustees may require our stockholders to surrender to us their certificates evidencing their shares of common stock or to furnish us with evidence satisfactory to our board of directors or any trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to our board of directors or any trustees. See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution—Cancellation of Common Stock."

Amendment, Modification or Revocation of Plan of Dissolution (See page 39)	If for any reason our board of directors determines that such action would be in the best interest of XTENT, our board of directors may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL. Our board of directors may not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the DGCL and federal securities laws without complying with such requirements. The Plan of Dissolution would be void upon the effective date of any such revocation. See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution—Amendment, Modification or Revocation of Plan of Dissolution."
Estimated Liquidating Distributions (See page 40)
Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we presently expect to make an initial distribution, as soon as reasonably practicable following the initial sale of our non-cash assets, to holders of record of our common stock as of the close of business on the Effective Date. We do not intend to make any further distributions until after we sell, liquidate or otherwise dispose of our remaining non-cash assets, consisting primarily of our drug eluting stent systems and related intellectual property, and pay or make reasonable provision to pay all claims against and obligations of XTENT. We currently estimate that the amount ultimately distributed will be between approximately $0.11 and $0.40 per share of common stock, assuming we are unable to sell our non-cash assets.

We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation and the net value, if any, of our remaining non-cash assets. Our board of directors has not established a firm timetable for any final distributions to our stockholders. Subject to contingencies inherent in winding up our business, our board of directors intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of our stockholders. Our board of directors, in its discretion, will determine the nature, amount and timing of all distributions. See "Proposal 1: Approval of Plan of Dissolution—Estimated Liquidating Distributions" and "Risk Factors—Risks Related to the Plan of Dissolution" for a discussion of the estimates and assumptions made in calculating the estimated range of liquidating distributions.

Due to the uncertainty of the value of our intellectual property, we have not provided any estimate of the proceeds of a sale of our intellectual property in the amount of liquidating distributions. If we were to receive a substantial amount of proceeds from the sale of our intellectual property it could significantly affect the estimates that we have provided. We can provide no assurance, however, that the sale of our intellectual property will result in any such additional proceeds. Many of the factors influencing the amount of cash distributed to our stockholders as a liquidating distribution cannot be currently quantified with certainty and are subject to change. Accordingly, you will not know the exact amount of any liquidating distributions you may receive as a result of the Plan of Dissolution when you vote on the proposal to approve the Plan of Dissolution. You may receive substantially less than the amount we currently estimate.
Conduct of the Company Following Dissolution (See page 43)
After the Effective Date, our corporate existence will continue but we may not carry on any business except that appropriate to wind up and liquidate our business and affairs, including, without limitation, collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among our stockholders. See "Proposal 1: Approval of Plan of Dissolution—Conduct of the Company Following Dissolution."

Sale of Remaining Assets (See page 43)	The Plan of Dissolution gives our board of directors the authority to dispose of all of our remaining property and assets without further stockholder approval. Stockholder approval of the Plan of Dissolution will constitute approval of any and all such future asset dispositions on such terms and at such prices as our board of directors, without further stockholder approval, may determine to be in our best interests and the best interests of our stockholders. We intend to sell our remaining non-cash assets, consisting primarily of our drug eluting stent systems and related intellectual property, on such terms as are approved by our board of directors in our best interests and the best interests of our stockholders. We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time. We intend to distribute the cash proceeds from any sale of our remaining non-cash assets to our stockholders within twelve months of such sale. In addition to our drug eluting stent systems and related intellectual property, our remaining non-cash assets include our pre-clinical and clinical trial data and related regulatory filings, Custom NX DES Systems designs and related documentation, tooling, manufacturing and test equipment, furniture and supplies. See "Proposal 1: Approval of Plan of Dissolution—Sale of Remaining Assets."
Contingency Reserve (See page 43)
Under the DGCL, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all claims and liabilities. Following the Effective Date, we will pay all expenses and other known liabilities and establish a contingency reserve, consisting of cash or other assets, that our board of directors believes will be adequate for the satisfaction of all current, contingent or conditional claims and liabilities. We also may seek to acquire insurance coverage and take other steps our board of directors determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. We are currently unable to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps we may undertake to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to stockholders. From time to time, we may distribute to our stockholders on a pro rata basis any portions of the contingency reserve that our board of directors deems no longer to be required. See "Proposal 1: Approval of Plan of Dissolution—Contingency Reserve."
Potential Liability of Stockholders (See page 44)
Under the DGCL, if the amount of the contingency reserve and other measures calculated to provide for the satisfaction of liabilities and claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Potential Liability of Stockholders."
Reporting Requirements (See page 44)
Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to our stockholders. If the Plan of Dissolution is approved by our stockholders, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the Securities and Exchange Commission, or SEC, to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. However, the SEC may not grant us the requested relief. See "Proposal 1: Approval of Plan of Dissolution—Reporting Requirements."

Closing of Transfer Books (See page 45)	Our board of directors may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of:
• the close of business on the record date fixed by our board of directors for the first or any subsequent installment of any liquidating distribution;
• the close of business on the date on which our remaining assets are transferred to a liquidating trust; or
• the date on which we file our certificate of dissolution under the DGCL.

We expect that our board of directors will close our stock transfer books on or around the Effective Date. The Effective Date will be determined following the receipt of a revenue clearance certificate from the Department of Finance and will be announced as soon as reasonably practicable after that time. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates, other than replacement certificates. See "Proposal 1: Approval of Plan of Dissolution—Closing of Transfer Books."
Cessation of Trading of Common Stock (See page 45)
We anticipate that we will request that our common stock be delisted from the NASDAQ Global Market at the close of business on the Effective Date and that trading will be suspended on the Effective Date or as soon thereafter as is reasonably practicable. As noted above, we also currently expect to close our stock transfer books on or around the Effective Date and to discontinue recording transfers and issuing stock certificates (other than replacement certificates) at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date. See "Proposal 1: Approval of Plan of Dissolution—Cessation of Trading of Common Stock."
Absence of Dissenters' Rights (See page 45)
Under the DGCL, holders of shares of our common stock are not entitled to assert dissenters' rights with respect to the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Absence of Dissenters' Rights."
Regulatory Approvals (See page 45)
We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Plan of Dissolution, except for compliance with applicable SEC regulations in connection with this proxy statement and compliance with the DGCL. Additionally, our dissolution requires that we obtain a revenue clearance certificate from the Department of Finance certifying that we have paid or provided for all taxes and penalties, if any, of XTENT. See "Proposal 1: Approval of Plan of Dissolution—Regulatory Approvals."
Interests of Management in the Dissolution of the Company (See page 46)
Our directors and current executive officers have vested and exercisable options to purchase an aggregate of 17,378,964 shares of our common stock, 134,000 of which have exercise prices below $1.01per share, which was the closing sales price of our common stock on the NASDAQ Global Market on April 30, 2009. Pursuant to the terms of the plans under which the options were granted we are required to give notice to option holders prior to a proposed liquidation or dissolution of XTENT and any options that have not been exercised prior to the Effective Date will automatically terminate on the Effective Date. See "Security Ownership of Certain Beneficial Owners and Management" for information on the number of shares and options held by our directors and executive officers.

In connection with the Plan of Dissolution, we will continue to compensate our officers and employees at their existing compensation levels in connection with their services provided, and our employees are entitled to receive retention payments. In addition, in January 2009, upon the recommendation of our compensation committee, our board of directors established a non-equity retention program for certain employees, including our executive officers. The program was established in order to provide an incentive for these personnel to continue their employment with XTENT in order to complete the headcount reduction, pursue strategic alternatives, and in the absence thereof, wind down and dissolve XTENT. Under the retention program, we expect to make retention payments to all five of our current employees, including $283,950 to Gregory D. Casciaro, our President and Chief Executive Officer and $131,700 to Philippe Marco, our Vice President of Quality Assurance, Clinical and Regulatory Affairs.

Following dissolution, we will continue to indemnify our directors, officers, employees, consultants and agents in accordance with our certificate of incorporation, bylaws and contractual arrangements for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs. As part of our dissolution process, we will purchase insurance policies and coverage for periods subsequent to the Effective Date. See "Proposal 1: Approval of Plan of Dissolution—Principal Provisions of the Plan of Dissolution—Interests of Management in the Dissolution of the Company."
Certain Material U.S. Federal Income Tax Consequences (See page 46)
After the approval of the Plan of Dissolution and until our liquidation is completed, we will continue to be subject to U.S. federal income tax on our taxable income, if any, such as interest income, gain from the sale of any remaining assets or income from operations. Upon the sale of any of our assets in connection with our liquidation, we will recognize gain or loss in an amount equal to the difference between the fair market value of the consideration received for each asset sold and our adjusted tax basis in the asset sold. We should not recognize any gain or loss upon the distribution of cash to our stockholders in liquidation of their shares of our common stock. We currently do not anticipate making distributions of property other than cash to stockholders in our liquidation. In the event we were to make a liquidating distribution of property other than cash to our stockholders, we will recognize gain or loss upon the distribution of such property as if we sold the distributed property for its fair market value on the date of the distribution. We currently do not anticipate that our dissolution and liquidation pursuant to the Plan of Dissolution will produce a material corporate tax liability for U.S. federal income tax purposes.

In general, for U.S. federal income tax purposes, we intend that amounts received by our stockholders pursuant to the Plan of Dissolution will be treated as full payment in exchange for their shares of our common stock. As a result of our dissolution and liquidation, stockholders generally will recognize gain or loss equal to the difference between the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them and their tax basis for their shares of our common stock. In general, a stockholder's gain or loss will be computed on a "per share" basis. If we make more than one liquidating distribution, which is expected, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder, and the value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of stock. In general, a stockholder will recognize gain as a result of a liquidating distribution to the extent that the aggregate value of the distribution and prior liquidating distributions received by the stockholder with respect to a share exceeds the stockholder's tax basis for that share. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder generally will be capital gain or loss and will be long term capital gain or loss if the stock has been held for more than one year. The deductibility of capital losses is subject to limitations. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Certain Material U.S. Federal Income Tax Consequences."
Required Vote (See page 49)
The approval of the Plan of Dissolution requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against the proposal to approve the Plan of Dissolution.

Members of our board of directors who beneficially owned an aggregate of approximately 51% of the outstanding shares of common stock as of April 30, 2009 have indicated that they will vote in favor of the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Required Vote."
Recommendation of our Board of Directors (See page 49)
Our board of directors has determined that the voluntary dissolution and liquidation of XTENT pursuant to the Plan of Dissolution is advisable and is in our best interests and the best interests of our stockholders. Our board of directors has approved the Plan of Dissolution and unanimously recommends that stockholders vote "FOR" Proposal 1. See "Proposal 1: Approval of Plan of Dissolution—Recommendation of our Board of Directors."
PROPOSAL 2: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES
General (See page 1)
We are seeking proxies to grant authority to the proxy holders to adjourn the Special Meeting to another date, time or place, if necessary, in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1. See "Proposal 2: Approval of Adjournment of Special Meeting to Solicit Additional Proxies—General."
Required Vote (See page 52)
The approval of any adjournment of the Special Meeting requires that the votes cast in favor of the proposal exceed the votes cast against the proposal at the Special Meeting. See "Proposal 2: Approval of Adjournment of Special Meeting to Solicit Additional Proxies—General."
Recommendation of our Board of Directors (See page 52)
Our board of directors unanimously recommends that stockholders vote "FOR" Proposal 2. See "Proposal 2: Approval of Adjournment of Special Meeting to Solicit Additional Proxies—Recommendation of our Board of Directors."

RISK FACTORS

        You should carefully consider the risks described below, together with all the other information included in this proxy statement and the documents delivered with and incorporated by reference into this proxy statement, before making a decision about voting on the proposals submitted for your consideration. This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, those concerning the following: regarding future events, our future financial performance, business strategy, product introductions and plans and objectives of management for future operations, regulatory approvals, and clinical timelines. Forward-looking statements are subject to risks and uncertainties that could cause actual results and events to differ materially. We undertake no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this Proxy Statement.

 Risks Related to the Plan of Dissolution

The amount we distribute to our stockholders pursuant to the Plan of Dissolution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses and claims against us are higher than we currently anticipate.

        The amount of cash ultimately distributed to stockholders pursuant to the Plan of Dissolution depends on the amount of our liabilities, obligations and expenses and claims against us, and contingency reserves that we establish, during the liquidation process, and the amount we generate from the sale of our remaining non-cash assets and intellectual property. We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses and claims against us. However, those estimates may be inaccurate. Factors that could impact our estimates include the following:

  •
  If any of the estimates regarding the Plan of Dissolution, including the net proceeds from the sale of our tooling, manufacturing and test equipment, furniture and supplies, and the expense of satisfying outstanding obligations, liabilities and claims during the liquidation process are inaccurate, the amount we distribute to our stockholders may be substantially less than the amount we currently estimate. Given the current macroeconomic conditions, for purposes of our estimates in this proxy statement we have assigned no value to our drug eluting stent systems and related intellectual property. If claims are asserted against us, including any claims related to payments to suppliers or other vendors or claims from patients in our clinical trials, we will have to defend or resolve such claims before making distributions to our stockholders, which will reduce amounts otherwise available for distribution to our stockholders;

  •
  We have made estimates regarding the expense of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate XTENT. Our actual expenses could vary significantly and depend on the timing and manner of the sale of our non-cash assets. If the timing differs from our plans, we may incur additional expenses above our current estimates, which could substantially reduce funds available for distribution to our stockholders; and

  •
  We have assumed that all material contract rights can be effectively transferred to third parties. If we are unable to obtain any required consents with the counterparties to those contracts, our ability to transfer such rights may be impaired.

We may continue to incur the expenses of complying with public company reporting requirements, which may be economically burdensome.

        Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome and of minimal value to our stockholders. If the Plan of Dissolution is approved by our stockholders, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. To the extent that we are unable to suspend our obligation to file periodic reports with the SEC, we will be obligated to continue complying with the applicable reporting requirements of the Exchange Act and, as a result, will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for distribution to our stockholders. These expenses include, among others, those costs relating to:

  •
  the preparation, review, filing and dissemination of SEC filings;

  •
  maintenance of effective internal controls over financial reporting; and

  •
  audits and reviews conducted by our independent registered public accountants.

If the amount of our contingency reserve is insufficient to satisfy the aggregate amount of our liabilities and other obligations, each stockholder may be liable to our creditors for the amount of liquidating distributions received by such stockholder under the Plan of Dissolution, which could also have adverse tax consequences.

        After the Effective Date, our corporate existence will continue, but we will not be able to carry on any business except for the purpose of winding up the business and affairs of XTENT. Following the Effective Date, we will pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual or statutory claims, known to us. We also may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy claims against and obligations of XTENT. In the event that the amount of the contingency reserve, insurance and other measures calculated to provide for the satisfaction of liabilities and claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the Plan of Dissolution. In such event, a stockholder could be required to return all amounts received as distributions pursuant to the Plan of Dissolution and ultimately could receive nothing under the Plan of Dissolution. Moreover, for U.S. federal income tax purposes, payments made by a stockholder in satisfaction of our liabilities not covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means generally would produce a capital loss for such stockholder in the year the liabilities are paid. The deductibility of any such capital loss generally would be subject to limitations under the Internal Revenue Code of 1986, as amended, or the Code. See "Proposal 1: Approval of Plan of Dissolution—Certain Material U.S. Federal Income Tax Consequences."

Liquidating distributions to our stockholders could be delayed or diminished.

        All or a portion of any distributions to our stockholders could be delayed, depending on many factors, including, without limitation:

  •
  if a creditor or other third party seeks an injunction against the making of distributions to our stockholders on the ground that the amounts to be distributed are needed to provide for the satisfaction of our liabilities or other obligations;

  •
  if we become a party to lawsuits or other claims asserted by or against us, including any claims or litigation arising in connection with our decision to liquidate and dissolve, payments to suppliers or other vendors or claims from patients in our clinical trials;

  •
  if we are unable to sell our remaining non-cash assets or if such sales take longer than expected;

  •
  if we are unable to resolve claims with creditors or other third parties, or if such resolutions take longer than expected; or

  •
  if the issuance of the revenue clearance certificate required to file our certificate of dissolution with the Secretary of State is delayed.

        Any of the foregoing could delay or substantially diminish the amount available for distribution to our stockholders. In addition, under the DGCL, claims and demands may be asserted against us at any time during the three years following the Effective Date. Accordingly, our board of directors may obtain and maintain insurance coverage or establish and set aside a reasonable amount of cash or other assets as a contingency reserve to satisfy claims against and obligations of XTENT that may arise during the three-year period following the Effective Date. As a result of these factors, we may retain for distribution at a later date, some or all of the estimated amounts that we expect to distribute to stockholders.

Stockholders will lose the opportunity to capitalize on potential growth opportunities from the continuation of our business.

        Although our board of directors believes that the Plan of Dissolution is more likely to result in greater returns to stockholders than if we continued as a stand-alone entity or pursued other alternatives, if the Plan of Dissolution is approved, stockholders will lose the opportunity to capitalize on our business and possible future growth opportunities that may have arisen if we had continued our drug eluting stent business or pursued other alternatives. It is possible that these opportunities could prove to be more valuable than the liquidating distributions our stockholders would receive pursuant to the Plan of Dissolution.

Stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

        As a result of our dissolution and liquidation, for U.S. federal income tax purposes, our stockholders generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them, and (ii) their tax basis for their shares of our common stock. Liquidating distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of our dissolution and liquidation pursuant to the Plan of Dissolution. See "Proposal 1: Approval of Plan of Dissolution—Certain Material U.S. Federal Income Tax Consequences."

Recordation of transfers of our common stock on our stock transfer books will be restricted as of a future date that our board of directors will determine, and thereafter it generally will not be possible for stockholders to change record ownership of our stock.

        Our board of directors may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of (x) the close of business on the record date fixed by our board of directors for the first or any subsequent installment of any liquidating distribution, (y) the close of business on the date on which our remaining assets are transferred to a liquidating trust, or (z) the date on or as reasonably practicable after the date on which we file our certificate of dissolution under the DGCL. We expect that our board of directors will close our stock transfer books on or around the Effective Date. The Effective Date will be determined following the receipt of a revenue clearance certificate from the Department of Finance and will be announced as soon as reasonably practicable after that time. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates, other than replacement certificates. In addition, we anticipate that we will request that our common stock be delisted from the NASDAQ Global Market and that trading will be suspended on the Effective Date or as soon thereafter as is practicable.

Further stockholder approval may not be required in connection with the implementation of the Plan of Dissolution, including for the sale of all or substantially all of our non-cash assets as contemplated in the Plan of Dissolution.

        The approval of the Plan of Dissolution by our stockholders also will authorize, without further stockholder action, our board of directors to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that our board of directors deems necessary, appropriate or desirable, in the absolute discretion of the board of directors, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs. Accordingly, depending on the timing of a stockholder vote on the Plan of Dissolution, we may dispose of our drug eluting stent systems and related intellectual property and any and all of our other remaining non-cash assets without further stockholder approval. As a result, our board of directors may authorize actions in implementing the Plan of Dissolution, including the terms and prices for the sale of our drug eluting stent systems and related intellectual property and our other remaining non-cash assets, with which our stockholders may not agree.

Our board of directors may revoke implementation of the Plan of Dissolution even if it is approved by our stockholders.

        Even if our stockholders approve the Plan of Dissolution at the Special Meeting, if for any reason our board of directors determines that such action would be in our best interests and the best interests of our stockholders, our board of directors may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL. A revocation of the Plan of Dissolution would result in our stockholders not receiving any liquidating distributions pursuant to the Plan of Dissolution.

Risks Related to Our Continuing Business Operations if the Plan of Dissolution is Not Approved by Our Stockholders

        The risks below describe the risks related to our business if the Plan of Dissolution is not approved and we continue to pursue a strategy of using our cash on hand, any cash generated from financing activities, and any cash that may be generated by our drug eluting stent business to support our continued operations while we continue to explore whether there may be opportunities to realize potential value from our remaining business assets.

        If our stockholders do not approve the Plan of Dissolution, our board of directors will explore what, if any, alternatives are available for the future of XTENT, particularly in light of the fact that we have terminated substantially all of our employees, would need significant additional capital to support our U.S. pivotal clinical trial and efforts to commercialize our products in Europe, commenced the process of winding up our business and will continue to incur net losses for the foreseeable future. There is currently no active business left to operate and rehiring employees may not be possible, or would take several months at a cost that we are unable to estimate.

        The risks and uncertainties described below are not the only ones facing XTENT, and our risks and uncertainties may change if the Plan of Dissolution is not approved and we alter our business strategy. Additional considerations not presently known to us or that we currently believe are immaterial may also impair our business operations. If any of the following risks actually occurs, our business, financial condition or operating results could be materially and adversely affected, the value of our common stock could decline and you may lose all or part of your investment.

If our stockholders do not approve the Plan of Dissolution, our resources may diminish completely.

        If our stockholders do not approve the Plan of Dissolution, our board of directors will explore what, if any, alternatives are available for the future of XTENT, particularly in light of the fact that we have terminated substantially all of our employees, would need significant additional capital to support our U.S. pivotal clinical trial and efforts to commercialize our product in Europe, and commenced the process of winding up our business and will continue to incur net losses for the foreseeable future. We took several of these steps in the interest of preserving cash available for distribution to stockholders and in recognition of the expectation that the announcement of approval of the Plan of Dissolution would adversely affect our ability to obtain approval from the FDA for our IDE, proceed with our U.S. pivotal clinical trial and commercialize our product in Europe. There is currently no active business left to operate and rehiring employees may not be possible, or would take several months at a cost we are unable to estimate.

        Possible alternatives include selling all of our stock or assets, changing our business focus, continuing our efforts to identify a merger partner or a reverse merger partner, or seeking voluntary dissolution at a later time and with diminished assets. At this time, our board of directors has considered all of these options and has determined that it is in the best interests of our stockholders to dissolve XTENT and return the cash to our stockholders. The board of directors, however, retains the right to consider other alternatives should a more attractive offer arise before or after the Effective Date. If our stockholders do not approve the Plan of Dissolution, we expect that our cash resources will continue to diminish and we would face risks related to continuing our historical business described in this proxy statement. These risks could materially and adversely affect our business, financial condition or operating results and the value of our common stock, and you may lose all or part of your investment. Moreover, any alternative we select may have unanticipated negative consequences.

If our stockholders do not approve the Plan of Dissolution, our stock price may be adversely affected.

        On May 14, 2009, the trading day immediately prior to our announcement that our board of directors had approved the Plan of Dissolution, the closing sales price of our common stock on the NASDAQ Global Market was $1.00. From May 15, 2009 to the date of this proxy statement, the sales price of our common stock on the NASDAQ Global Market has ranged from a high of $[    •    ] and a low of $[    •    ]. If our stockholders do not approve the Plan of Dissolution, our stock price may be adversely affected due to the market's doubt as to our ability to restart and operate successfully our drug eluting stent business or to pursue successfully other strategic alternatives, and we may not be able to retain our listing on the NASDAQ Global Market.

Continuing to pursue the commercialization of our Custom NX DES Systems would require significant changes to our current operations, which may not be possible to implement in a timely manner, if at all.

        If our stockholders do not approve the Plan of Dissolution and our board of directors determines that we should pursue our historical business model of seeking to commercialize our Custom NX DES Systems for the treatment of coronary artery disease, or CAD, and peripheral artery disease, or PAD, we will need to significantly change our current operations. We would need significant additional capital to start our U.S. pivotal clinical trial and commercialize our product in Europe. Pursuing the commercialization of our Custom NX DES Systems would require us to:

  •
  attract and retain additional personnel, including a senior management team and other key employees;

  •
  obtain IDE approval from the FDA and start our U.S. pivotal clinical trial;

  •
  begin validation activities for commercialization of our products in Europe; and

  •
  resume our other clinical efforts and clinical support functions.

        Implementing the changes necessary to pursue the commercialization of our Custom NX DES Systems will require time and resources, and the parties with whom we must do business may be reluctant to work with us given our announced intention to wind up our trials, business and affairs. We may not be able to implement these changes in a timely manner, if at all, which would have a material and adverse effect on our ability to pursue our historical business model.

In addition to the risks described above, you should carefully consider the risks described in our Annual Report on Form 10-K for the year ended December 31, 2008 which was filed with the SEC on March 24, 2009, and a copy of which is being delivered with this proxy statement as Appendix B and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 which was filed on May 15, 2009, and a copy of which is being delivered with this proxy statement as Appendix D.

PROPOSAL 1: APPROVAL OF PLAN OF DISSOLUTION

General

        At the Special Meeting, our stockholders will be asked to approve the voluntary dissolution and liquidation of XTENT pursuant to the Plan of Dissolution. Our board of directors approved the Plan of Dissolution, subject to stockholder approval, on May 11, 2009. A copy of the Plan of Dissolution is attached as Appendix A to this proxy statement and incorporated herein by reference. The material features of the Plan of Dissolution are summarized below, including a summary of the Principal Provisions of the Plan of Dissolution beginning on page 37. We urge stockholders to read carefully the Plan of Dissolution in its entirety.

Background to the Proposed Dissolution and Liquidation

        In September 2008, the Company initiated a search for additional financing and engaged Piper Jaffray & Co., or Piper Jaffray, as our placement agent and financial advisor. On our behalf, Piper Jaffray contacted approximately 100 venture capitalists, hedge funds, potential corporate partners and private equity investors. In addition, senior management and members of the Board of Directors actively contacted investors, industry participants, and other strategic entities in an effort to secure funding or a strategic partnership. Many of the investors contacted by Piper Jaffray, our management, and our board of directors did not respond or declined to receive additional information. During the fourth quarter of 2008, meetings were held with over 20 potential investors some of whom conducted extensive due diligence. At the end of the process, none of the potential investors submitted a term sheet or definitive documents for a financing. Concurrently, we explored the potential for debt financing arrangements with a number of lenders without success. The difficulty of raising capital due to the credit crisis and the amount of capital needed to fund the ongoing operations of XTENT were significant factors in our inability to raise additional funds. Our board of directors similarly determined in consultation with Piper Jaffray, that a follow-on public offering would be highly dilutive, expensive and unlikely to raise the requisite capital and was therefore not feasible.

        Recognizing the ongoing credit crisis and a deteriorating economy would likely continue to have a substantial effect on our fundraising efforts and due to the lack of investor interest in completing a financing, on October 28, 2008 our board of directors created a strategic alternatives committee, or the Strategic Alternatives Committee, comprised of independent directors. The members of the Strategic Alternatives Committee were directors Henry A. Plain, Jr., Arthur T. Taylor, Allan R. Will and Michael A. Carusi. Director Edward W. Unkart was added to the Strategic Alternatives Committee on December 9, 2008. The other independent board members were invited, but not required, to participate in the Strategic Alternatives Committee meetings. The Strategic Alternatives Committee was formed to assist management in evaluating strategic alternatives to the equity and debt financings previously attempted. The Strategic Alternatives Committee adopted a charter and met five times to consider strategic alternatives which included, without limitation, additional types of equity and debt financings, licensing arrangements, corporate partnerships, sale of distribution rights, forward mergers, reverse mergers, a sale of substantially all assets, a divestiture of some assets, and a going private transaction. The Strategic Alternative Committee also considered redirecting XTENT's resources to focus on the development of a peripheral stent system rather than on the Custom NX DES Systems, which were designed for coronary applications. The Strategic Alternatives Committee also reviewed various operating models. In this context, the Strategic Alternatives Committee discussed whether changes in the management structure would make a meaningful difference in XTENT's ability to continue as a stand-alone entity. The Strategic Alternatives Committee authorized management to hire a former senior investment banker as a strategic advisor and authorized management to solicit interest from investment bankers for the purpose of retaining a financial advisor that could assist our board of directors in a review and evaluation of its strategic alternatives.

        On January 6, 2009, the Strategic Alternatives Committee discussed various operating models, the engagement of financial advisors to assist XTENT in its search for strategic alternatives and a potential reduction in headcount. On January 21, 2009, the Compensation Committee of our board of directors met to discuss, among other things, a potential reduction in headcount. Later that same day, the board of directors met and authorized management to engage Piper Jaffray as its financial advisor to assist management and the board of directors in evaluating strategic alternatives. The board of directors also concluded that based on a review of the operating models and the information available to it at the time, XTENT would not be able to continue as a stand-alone entity without raising capital or engaging in a strategic partnership. The board of directors approved an initiative to reduce XTENT's headcount by eliminating 115 positions in order to preserve cash. This reduction represented approximately 94% of XTENT's total workforce, and the reduction was completed with respect to all but five impacted employees in March 2009. The timing of the completion of the headcount reduction permitted us to complete the work necessary to respond to comments from the Medicines Evaluations Board in Europe regarding our application for CE Mark and to comments from the FDA regarding our application for IDE approval.

        On January 23, 2009 we publicly announced our engagement of Piper Jaffray to help us explore potential strategic alternatives, including, without limitation, a merger, a sale of substantially all our assets, a financing, or a sale of a portion of our assets, such as our peripheral stent technology, our drug eluting balloon technology or our bioabsorbable stent technology.

        On January 29, 2009, Piper Jaffray began contacting potential strategic buyers for XTENT or its assets. Piper Jaffray contacted 75 parties in connection with the review of strategic alternatives. Concurrently, our management and our board of directors directly contacted several potential strategic buyers in an effort to secure investment in, or the acquisition of, XTENT. Twenty-one parties signed nondisclosure agreements and entered into due diligence. Eleven parties passed on the opportunity to engage in a transaction with XTENT and by March 6, 2009, nine initial proposals had been received. Piper Jaffray reviewed the nine initial proposals with our board of directors on March 10, 2009. Following this meeting, our board of directors instructed Piper Jaffray to negotiate for terms and conditions that were more favorable to the XTENT stockholders. As a result, Piper Jaffray communicated with the parties, and on March 13, 2009 presented the revised proposals, which had been received from most of the parties, and one additional proposal to our board of directors. XTENT did not receive any proposals from special purpose acquisition companies, or SPACs, offering to use their cash to fund the ongoing operations of XTENT.

        Five of the ten proposals involved a reverse merger of a third party into XTENT. The only publicly traded company that proposed such a transaction had a market capitalization at the time of less than $10 million. All of these proposals involved the use of XTENT's cash to fund ongoing operations in the combined company and two of them were submitted by parties that did not have a stent or closely related business. Three of the five reverse merger candidates also explicitly stated that they had no interest in XTENT's non-cash assets or the continuation of its business operations. Our board of directors decided not to pursue two of the five reverse merger proposals further because one of the proposals did not offer any premium over the value of our cash and our board determined that the other proposal did not offer a significant enough value proposition for our stockholders. In addition, one of the proposals involved a significant increase in risk for our stockholders due to the unrelated nature of its business. Management and multiple directors attended presentations made by the other three parties to explore potential synergies and evaluate the value propositions for XTENT's stockholders. Management also obtained additional information from Piper Jaffray related to the proposals submitted by these parties. Ultimately, our board of directors concluded that the premiums being offered by these parties, coupled with their value propositions and the increased risk of combining XTENT with any of the five reverse merger candidates, did not outweigh the value our stockholders would likely realize in a liquidation of XTENT.

        Three of the ten proposals involved either the acquisition of XTENT's assets in exchange for the other party's stock or a merger of XTENT into the other party resulting in XTENT's stockholders receiving shares of the other party's stock. Two of these three parties were publicly traded companies that did not have stent businesses and that had market capitalizations at the time below $50 million. Our board of directors decided not to pursue transactions with two of the three parties because one of the proposals required a substantial further investment and the other proposal was from a private company that was offering illiquid private company stock and was unable to provide our stockholders with cash consideration. Management and several of our directors attended a presentation made by the remaining party to explore potential synergies and evaluate the value proposition for XTENT stockholders. Our board of directors concluded that the premium offered, coupled with the value proposition and increased risk of combining XTENT with this party, did not outweigh the value our stockholders would likely realize in a liquidation of XTENT. In addition, for both of the public companies submitting proposals, our board of directors considered the fact that our stockholders could make their own decision to invest if they received their pro rata share of our cash in a liquidating distribution.

        The remaining two proposals were submitted by parties that were intending to use their cash to acquire XTENT or its assets. Company A was a non-U.S. company that was intending to acquire the entire company and continue to run its business from the U.S. Following submission of its proposal, Company A conducted due diligence and we received feedback indicating that Company A decided not to pursue a transaction because: 1) the cost of manufacturing our product was greater than they expected and 2) the additional investment required to conduct our U.S. pivotal clinical trial and increase our manufacturing capacity in order to support that trial or to commercialize our Custom NX DES Systems in the European Union was too substantial. Company B was a U.S. company and we believe that it was unable to raise the necessary funds to acquire our assets and never submitted a firm proposal or asset purchase agreement following delivery of its initial proposal. After giving each of these two parties additional time to reconsider their offers, our board of directors concluded that these two parties were not moving forward with actionable transactions. Our board of directors then attempted, without success, to reconnect with certain major medical device companies to solicit interest in an asset acquisition, business combination, or strategic corporate partnership.

        While our board was considering the proposals discussed above, we received CE Mark on March 16, 2009 authorizing us to market our Custom NX DES Systems in the European Union and certain other countries that recognize CE Mark. Upon learning that our CE Mark was imminent, Piper Jaffray contacted certain major medical device companies again to determine if they would reconsider the prospect of a transaction with XTENT based on the receipt of the CE Mark. None of these companies expressed interest.

        Our board of directors and the Strategic Alternatives Committee met 18 times to discuss the status of efforts to explore strategic alternatives, to consider the proposals discussed above or to discuss various scenarios for operating XTENT on a stand-alone basis as an alternative to liquidation. Our board of directors considered the potential for enhancing the value to stockholders by continuing operations with a reduced cash burn or trying to increase our manufacturing capacity in order to support the commercialization of our Custom NX DES Systems. The risks of such continued operations were also considered, including the further use of existing cash, the investments required to launch our products commercially in Europe and to obtain IDE approval and commence our U.S. pivotal clinical trial, the fact that no third party acquirer was placing significant value on our technology, the manufacturing cost of producing our Custom NX DES Systems, and the risk of not being able to obtain necessary financing in the future even if certain milestones were obtained. On May 8, 2009 our board of directors reviewed financial aspects of a liquidation analysis prepared by management reflecting an analysis of assets and potential liabilities. Our board of directors weighed liquidating XTENT against the potential for an acquisition of XTENT at a valuation materially in excess of the estimated liquidation value reflected in management's liquidation analysis, or the potential for a strategic transaction that would provide significant value to the stockholders in excess of the liquidation amount. Based on the extensive efforts already undertaken to obtain financing or a strategic alternative, our board of directors concluded that neither of such transactions was likely in the near term. Our board of directors, in consultation with our financial advisors, also considered the macroeconomic conditions, which had not improved sufficiently to enable raising capital and the state of the medical device industry generally. Our board of directors also took note of the lack of interest in a business combination or other strategic transaction by financial and strategic acquirers, despite solicitation efforts by Piper Jaffray and in numerous cases directly by management and the board of directors.

        On May 11, 2009 our board of directors reviewed the liquidation analysis again and concluded that it appeared unlikely that a business combination transaction at a valuation materially in excess of the estimated liquidation value could be achieved in the near term. This conclusion was based on the lack of success, despite extensive efforts to identify additional funding, a business combination transaction or any other strategic transactions that would provide value to our stockholders or reduce the cost of ongoing operations. In reaching this conclusion, our board of directors did not believe it was useful or cost effective to request an opinion or appraisal from our financial advisor with respect to the dissolution and liquidation of XTENT. Our board of directors concluded that an auction of XTENT's assets followed by a statutory dissolution and liquidation was the option that was in the best interests of XTENT and our stockholders and adopted the Plan of Dissolution and recommended approval of the Plan to our stockholders.

        On May 15, 2009, we issued a press release announcing that our board of directors had approved the Plan of Dissolution.

Reasons for Dissolution and Liquidation

        In arriving at its determination that the Plan of Dissolution is advisable and in our best interests and the best interests of our stockholders and is the preferred strategic option for XTENT, our board of directors carefully considered the terms of the Plan of Dissolution and the dissolution process under Delaware law, as well as other available strategic alternatives. As part of our evaluation process, our board of directors considered the risks and timing of each alternative available to XTENT, as well as management's financial projections, and consulted with management and our legal and financial advisors. In approving the Plan of Dissolution, our board of directors considered several of the factors set out above as well as the following factors:

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  the significant operational costs associated with our clinical trials and ongoing research and development efforts, which we had reduced to the extent management believed reasonable to permit continuation of our efforts, and the relatively long period of time before we could assess the success of our efforts;

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  the fact that we do not have sufficient cash reserves to support commercialization of our products in the European Union;

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  the fact that we engaged Piper Jaffray & Co. in September 2008 to solicit interest in a financing to support our ongoing operations, including obtaining FDA approval for our IDE, proceeding with our U.S. pivotal clinical trial and commercializing our products in Europe, and were unable to secure additional funding;

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  the continuing crisis in the financing and capital markets, which had deepened since the middle of 2008 and is continuing, and the effect we and our financial advisors believe such crisis had on the willingness of third parties to provide XTENT with the requisite capital, as well as the significant uncertainties as to our ability to obtain future financing for our research and development efforts and future clinical trials;

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  the fact that we had vigorously and comprehensively explored strategic alternatives, including undertaking extensive efforts, with the assistance of Piper Jaffray & Co., to identify a merger, reverse merger, asset sale, strategic partnership or other business combination transaction that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation, or that would mitigate the risks of our ongoing operations, which did not result in the identification of any likely transactions;

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  the fact that, in addition to the efforts made by Piper Jaffray, our management and members of our board repeatedly contacted other companies and potential investors in the industry directly, including several large medical device companies, to initiate conversations regarding potential investments, mergers or strategic partnerships, without success;

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  the low probability that we would be presented with, or otherwise identify, within a reasonable period of time under current circumstances, any viable opportunities to engage in an attractive alternative business combination or other strategic transaction that would provide value to our stockholders;

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  the substantial accounting, legal and other expenses associated with being a small publicly-traded company in light of our existing and expected history of losses and path to potential revenue;

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  the terms and conditions of the Plan of Dissolution, including the provisions that permit our board of directors to revoke the plan if our board of directors determines that, in light of new proposals presented or changes in circumstances, dissolution and liquidation are no longer advisable and in our best interests and the best interests of our stockholders;

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  the fact that Delaware corporate law requires that the Plan of Dissolution be approved by the affirmative vote of holders of a majority of the shares of our common stock entitled to vote, which ensures that our board of directors will not be taking actions of which a significant portion of our stockholders disapprove;

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  the fact that approval of the Plan of Dissolution by the requisite vote of our stockholders authorizes our board of directors and officers to implement the Plan of Dissolution without further stockholder approval; and

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  the fact that stockholders are not entitled to assert dissenter's rights with respect to the Plan of Dissolution under the DGCL.

        Our board of directors also considered the following negative factors in arriving at its conclusion that dissolving and liquidating XTENT is in our best interests and the best interests of our stockholders:

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  the uncertainty of the timing, nature and amount of any liquidating distributions to stockholders;

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  the risks associated with the sale of our remaining non-cash assets as part of the Plan of Dissolution;

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  the fact that stockholders would lose the opportunity to capitalize on the potential business opportunities and possible future growth of XTENT had we decided to continue to pursue development and commercialization of our drug eluting stent technology;

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  the risk that, under Delaware law, our stockholders may be required to return to creditors some or all of the liquidation distributions; and

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  the fact that, if the Plan of Dissolution is approved by our stockholders, stockholders would generally not be permitted to transfer shares of our common stock after the Effective Date as we would seek to suspend trading as soon thereafter as is practicable.

        Our board of directors also considered the other factors described in the section entitled "Risk Factors" in this proxy statement and in the Company's 10-K for the year ended December 31, 2008 and its 10-Q for the quarter ended March 31, 2009 in deciding to approve, and unanimously recommending that our stockholders approve, the Plan of Dissolution.

        In view of the variety of factors considered in connection with its evaluation of the Plan of Dissolution, our board of directors did not find it practical, and did not quantify or otherwise attempt, to assign relative weight to the specific factors considered in reaching its conclusions. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall analysis of the factors described above. In considering the factors described above, individual members of our board of directors may have given different weight to different factors.

        We cannot offer any assurance that the liquidation value per share of our common stock will equal or exceed the price or prices at which such shares recently have traded or could trade in the future. However, our board of directors believes that it is in our best interests and the best interests of our stockholders to distribute to the stockholders our net assets pursuant to the Plan of Dissolution. If our stockholders do not approve the Plan of Dissolution, our board of directors will explore what, if any, alternatives are available for the future of XTENT, particularly in light of the fact that we have terminated substantially all of our employees, would need significant additional capital to support our U.S. IDE pivotal clinical trial and commercialize our product in Europe, and commenced the process of winding up our business and will continue to incur net losses for the foreseeable future. We took several of these steps in the interest of preserving cash available for distribution to stockholders. There is currently no active business left to operate and rehiring employees may not be possible, or would take several months at a cost we are unable to estimate.

        Possible alternatives include selling all of our stock or assets, changing our business focus, continuing our efforts to identify a merger partner or a reverse merger partner, or seeking voluntary dissolution at a later time and with diminished assets. At this time, our board of directors has considered all of these options and has determined that it is in the best interests of our stockholders to dissolve XTENT and return the cash to our stockholders. The board of directors, however, retains the right to consider other alternatives should a more attractive offer arise before or after the Effective Date. If our stockholders do not approve the Plan of Dissolution we expect that our cash resources will continue to diminish. See "Risk Factors—Risks Related to Our Continuing Business Operations if the Plan of Dissolution is Not Approved by Our Stockholders."

Dissolution Under Delaware law

        Delaware law provides that a corporation may dissolve upon the recommendation of the board of directors of the corporation, followed by the approval of its stockholders. Following such approval, the dissolution is effected by filing certificate of dissolution with the Secretary of State. The corporation is dissolved upon the effective date of its certificate of dissolution.

        Section 278 of the DGCL provides that once a corporation is dissolved, it continues its corporate existence but may not carry on any business except that appropriate to wind up and liquidate its business and affairs. The process of winding up includes:

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  the collection of assets and the disposal of properties that will be applied toward the satisfaction or making reasonable provision for the satisfaction of liabilities and claims or will not otherwise be distributed in kind to the corporation's stockholders;

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  the satisfaction or making reasonable provision for satisfaction of liabilities and claims;

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  subject to statutory limitations, the distribution of any remaining assets to the stockholders of the corporation; and

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  the taking of all other actions necessary to wind up and liquidate the corporation's business and affairs.

 Principal Provisions of the Plan of Dissolution

        This section of the proxy statement describes material aspects of the proposed Plan of Dissolution. While we believe that the description covers the material terms of the Plan of Dissolution, this summary may not contain all of the information that is important to you. You should carefully read this entire proxy statement, including the Plan of Dissolution attached as Appendix A to this proxy statement, and the other documents delivered with and incorporated by reference into this proxy statement for a more complete understanding of the Plan of Dissolution.

Approval of Plan of Dissolution

        The Plan of Dissolution must be approved by the affirmative vote of a majority of the outstanding shares of our common stock. The approval of the Plan of Dissolution by the requisite vote of the holders of our common stock will constitute adoption of the Plan of Dissolution and a grant of full and complete authority for our board of directors and officers, without further stockholder action, to proceed with the dissolution and liquidation of XTENT in accordance with any applicable provision of the DGCL, including the authority to dispose of our drug eluting stent systems and related intellectual property and all of our other remaining non-cash assets.

Dissolution and Liquidation

        If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below will be completed at such times as our board of directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders:

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  the filing of a certificate of dissolution with the Secretary of State after obtaining a revenue clearance certificate from the Department of Finance;

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  the cessation of all of XTENT's business activities except those relating to winding up and liquidating XTENT's business and affairs, including, but not limited to, prosecuting and defending suits by or against XTENT, collecting XTENT's assets, converting XTENT's assets into cash or cash equivalents, discharging or making provision for discharging XTENT's liabilities, withdrawing from all jurisdictions in which XTENT is qualified to do business and distributing XTENT's remaining property among our stockholders according to their interests;

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  the collection, sale, exchange or other disposition of all or substantially all of XTENT's non-cash property and assets, in one transaction or in several transactions to more than one buyer;

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  the payment of or the making of reasonable provision for the payment of all claims and obligations known to XTENT, and the making of such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against XTENT which is the subject of a pending action, suit or proceeding to which XTENT is a party, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such claims against and obligations of XTENT;

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  the pro rata distribution to our stockholders, or the transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, of the remaining assets of XTENT after payment or provision for payment of claims against and obligations of XTENT; and

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  the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

Authority of Officers and Directors

        After the Effective Date, we expect that our board of directors (or some subset thereof) and our officers will continue in their positions for the purpose of winding up the business and affairs of XTENT. Our board of directors may appoint officers, hire employees and retain independent contractors and agents in connection with the winding up process, and is authorized to pay compensation to or otherwise compensate XTENT's directors, officers, employees, independent contractors and agents above their regular compensation in recognition of the extraordinary efforts they may be required to undertake in connection with the successful implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution by the requisite vote of our stockholders will constitute approval by our stockholders of any such cash or non-cash compensation.

        The approval of the Plan of Dissolution by our stockholders also will authorize, without further stockholder action, our board of directors to do and perform, or to cause our officers to do and perform, any and all acts and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that our board of directors deems necessary, appropriate or desirable, in the absolute discretion of the board of directors, to implement the Plan of Dissolution and the transactions contemplated thereby, including, without limitation, all filings or acts required by any state or federal law or regulation to wind up its affairs.

Liquidating Trust

        If deemed necessary, appropriate or desirable by our board of directors, in furtherance of the liquidation and distribution of our assets to stockholders in accordance with our Plan of Dissolution, we may transfer to one or more liquidating trustees, for the benefit of our stockholders under a liquidating trust, any or all of our assets, including any cash intended for distribution to creditors and stockholders not disposed of at the time of dissolution of XTENT. Our board of directors is authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more of our directors, officers, employees, agents or representatives, to act as the initial trustee. Any trustee so appointed shall succeed to all right, title and interest of XTENT of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in its capacity as trustee, shall assume all of our claims and obligations, including any unsatisfied claims and unknown or contingent liabilities. Any conveyance of assets to a trustee shall be deemed to be a distribution of property and assets by us to our stockholders, including for U.S. federal and state income tax purposes. Approval of the Plan of Dissolution by or stockholders shall constitute the approval of any trustee so appointed, any liquidating trust agreement, and any transfer of assets by us to the trust.

        Whether or not a trust shall have been previously established, if it should not be feasible for us to make the final liquidating distribution to our stockholders of all our assets and properties prior to the third anniversary of the filing of our certificate of dissolution, then, on or before such date, we will be required to establish a trust and transfer any remaining assets and properties to the trustees. Any such distribution shall be only in the form of cash.

Professional Fees and Expenses

        It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our certificate of incorporation and bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the board of directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with collection, sale, exchange or other disposition of XTENT's property and assets and the implementation of the Plan of Dissolution.

Indemnification

        We will continue to indemnify our directors, officers, employees, consultants, and agents to the maximum extent permitted in accordance with applicable law, our certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs, and we will indemnify any trustees and their agents on similar terms. Our board of directors and trustees are authorized to obtain and maintain insurance for the benefit of such directors, officers, employees, consultants, agents and trustees to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of XTENT's insurance policies currently in effect.

Liquidating Distributions

        We will, as determined by our board of directors, (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to XTENT, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against XTENT which is the subject of a pending action, suit or proceeding to which XTENT is a party and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to XTENT or that have not arisen but that, based on facts known to XTENT or successor entity, are likely to arise or to become known to XTENT or successor entity within 10 years after the Effective Date. Any of our assets remaining after the payment or the provision for payment of claims against and obligations of XTENT shall be distributed by us pro rata to our stockholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as our board of directors or trustees, in their absolute discretion, may determine.

        If any liquidating distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing our common stock as may be required pursuant to the Plan of Dissolution, or for any other reason, then the distribution to which such stockholder is entitled will be transferred, at such time as the final liquidating distribution is made, to the official of such state or other jurisdiction authorized or permitted by applicable law to receive the proceeds of such distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event will the proceeds of any such distribution revert to or become our property.

Amendment, Modification or Revocation of Plan of Dissolution

        If for any reason our board of directors determines that such action would be in the best interest of XTENT, our board of directors may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL. Our board of directors may not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the DGCL and federal securities laws without complying with such requirements. The Plan of Dissolution would be void upon the effective date of any such revocation.

Cancellation of Common Stock

        The liquidating distributions to stockholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, our board of directors or trustees may require our stockholders to (i) surrender to us their certificates evidencing their shares of common stock or (ii) furnish us with evidence satisfactory to our board of directors or trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to our board of directors or trustees. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

Liquidation Under Code Sections 331 and 336

        It is intended that the Plan of Dissolution constitutes a plan of complete liquidation of XTENT within the meaning of Sections 331 and 336 of the Code. The Plan of Dissolution will be deemed to authorize the taking of such action as, in the opinion of counsel for XTENT, may be necessary to conform with the provisions of Sections 331 and 336 of the Code and the Treasury Regulations promulgated thereunder.

Filing of Tax Returns, Forms and Other Reports and Statements

        The Plan of Dissolution authorizes our officers to make such elections for tax purposes as are deemed appropriate and in the best interest of XTENT. The Plan of Dissolution directs us to file an appropriate statement of corporate dissolution with the Internal Revenue Service, to notify all jurisdictions of any withdrawals related to qualification to do business, file final tax returns and reports as required, and the proper IRS forms related to the reporting of liquidating distributions to stockholders.

Estimated Liquidating Distributions

        MANY OF THE FACTORS INFLUENCING THE AMOUNT OF CASH DISTRIBUTED TO OUR STOCKHOLDERS AS A LIQUIDATING DISTRIBUTION CANNOT CURRENTLY BE QUANTIFIED WITH CERTAINTY AND ARE SUBJECT TO CHANGE. ACCORDINGLY, YOU WILL NOT KNOW THE EXACT AMOUNT OF ANY LIQUIDATING DISTRIBUTIONS YOU MAY RECEIVE AS A RESULT OF THE PLAN OF DISSOLUTION WHEN YOU VOTE ON THE PROPOSAL TO APPROVE THE PLAN OF DISSOLUTION. YOU MAY RECEIVE SUBSTANTIALLY LESS THAN THE AMOUNT WE CURRENTLY ESTIMATE.

        As of March 31, 2009, we had approximately $12.7 million in current assets and investments, including approximately $12.0 million in cash and cash equivalents, and approximately $0.7 in other current assets. In addition to satisfying the liabilities reflected on our balance sheet, we anticipate using cash, and current assets converted to cash, between March 31, 2009 and the end of the liquidation process for a number of items, including the following:

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  ongoing operating, overhead and administrative expenses;

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  severance and termination benefits afforded to terminated employees;

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  operating lease obligations related to our corporate headquarters;

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  purchasing insurance policies and coverage for periods subsequent to the Effective Date;

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  expenses and reserves incurred or made in connection with the termination of our clinical trials;

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  expenses incurred in connection with the dissolution and our liquidation; and

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  professional, legal, tax, accounting, and consulting fees.

        This projected liquidating distribution analysis assumes that the Plan of Dissolution will be approved by our stockholders. If the Plan of Dissolution is not approved by our stockholders, no liquidating distributions will be made. Pursuant to the Plan of Dissolution, we intend to sell our remaining non-cash assets for the best price available as soon as reasonably practicable after the Effective Date and have included estimated proceeds of between $750,000 and $1,500,000 for these assets. We do not know what, if any, proceeds will be received in connection with such a sale or the sale of the intellectual property related to our drug eluting stent technology. Due to the uncertainty of the value of our intellectual property, we have not provided any estimate of the proceeds of a sale of our intellectual property in the amount of liquidating distributions. If we were to receive a substantial amount of proceeds from the sale of our intellectual property it could significantly affect the estimates that we have provided. We can provide no assurance, however, that the sale of our intellectual property will result in any such additional proceeds. The amount of any contingency reserve established by our board of directors will be deducted before the determination of amounts available for distribution to stockholders. Based on the foregoing, we currently estimate that the amount ultimately distributed to our stockholders will be between approximately $0.11 and $0.40 per share of common stock. The following estimates are not guarantees, do not reflect the total range of possible outcomes and have not been audited or reviewed by our independent registered public accounting firm. You may receive substantially less than the amount we currently estimate, or you may not receive any liquidating distributions if the Plan of Dissolution is not approved by our stockholders.

 Estimated Liquidating Distributions to Stockholders

	Low Range of Net Proceeds	High Range of Net Proceeds
Current Assets and Investments as of April 30, 2009 (a)	$11,604,000	$11,604,000
Non-Cash Assets Other Than Intellectual Property (b)	750,000	1,500,000

Total Estimated Assets	12,354,000	13,104,000
Employee Compensation (c)	(1,110,000)	(909,000)
Professional Fees (legal, tax, accounting, other)	(900,000)	(405,000)
Insurance (d)	(700,000)	(638,000)
Other Operating Expenses (e)	(750,000)	(522,000)

Total Operating Expenses	(3,460,000)	(2,474,000)
Total Estimated Liabilities and Reserves (f)	(6,192,000)	(1,195,000)

Estimated Cash to Distribute to Stockholders (b)	2,702,000	9,435,000

Shares Outstanding (g)	23,539,260	23,539,260
Estimated Per Share Distribution	$0.11	$0.40

Notes:

(a)
Consists of approximately $10.9 million in cash and cash equivalents and approximately $0.7 million in other current assets.

(b)
Consists of property, equipment, furniture and supplies. Due to the uncertainty of the value of our intellectual property, we have not included the value of our intellectual property in Non-Cash Assets.

(c)
Includes (i) approximately $0.3 million and $0.4 million in high and low estimates, respectively, in compensation to be paid to employees through July 31, 2009, assuming that we maintain current compensation levels, (ii) approximately $0.6 million and $0.7 million in the high and low estimates, respectively, in retention and termination benefits afforded to employees upon termination

(d)
Includes director and officer liability, product liability and other insurance premiums.

(e)
Consists of ongoing operating, overhead and administrative expenses through July 31, 2009, including independent contractor fees, dissolution and liquidation expenses, compliance and travel costs, as well as other customary operating expenses.

(f)
Includes (i) approximately $0.7 million and $0.9 million in the high and low estimates, respectively, in accounts payable and accrued liabilities, (ii) approximately $0.5 million and $5.3 million in the high and low estimates, respectively, reserved in connection with resolution of pending and potential litigation, claims, assessments and related obligations and liabilities.

(g)
Consists of 23,352,904 shares of common stock outstanding as of April 30, 2009 and 313,230 shares of common stock issuable upon exercise of in-the-money stock options, assuming cashless exercise of vested stock options to purchase an aggregate of 186,356 shares of common stock having a weighted-average exercise price of $0.40 and based upon a closing sales price of our common stock on the NASDAQ Global Market of $1.01 on April 30, 2009.

        Pursuant to the Plan of Dissolution, we intend to liquidate all of our remaining non-cash assets and, after paying or making reasonable provision for the payment of claims against and obligations of XTENT as required by law, distribute any remaining cash to our stockholders. We may defend suits and incur claims, liabilities and expenses (such as salaries and benefits, directors' and officers' insurance, payroll and local taxes, facilities expenses, legal, accounting and consulting fees, rent, clinical trial termination and related expenses and miscellaneous office expenses) following approval of the Plan of Dissolution and during the three years following the Effective Date. Satisfaction of these claims, liabilities and expenses will reduce the amount of assets available for ultimate distribution to stockholders. While we cannot predict the actual amount of our liabilities, other obligations and expenses and claims against us, we believe that available cash and any amounts received from the sale of our remaining non-cash assets will be adequate to provide for the satisfaction of our liabilities, other obligations and expenses and claims against us and that we will make one or more cash distributions to stockholders. The estimated range of approximately $0.11 and $0.40 per share is our best current estimate of the aggregate amount of cash that will ultimately be available for distribution to stockholders.

        Assuming that the Plan of Dissolution is approved by the requisite vote of our stockholders, we intend to sell, liquidate or otherwise dispose of our remaining non-cash assets, consisting of our drug eluting stent systems and related intellectual property, pre-clinical and clinical trial data and related regulatory filings, Custom NX DES Systems designs and related documentation, tooling, manufacturing and test equipment, furniture and supplies, and pay or make reasonable provision for the payment of claims against and obligations of XTENT. Although we are not able to predict with certainty the precise nature, amount or timing of any distributions, we presently expect to make an initial distribution, as soon as reasonably practicable following the initial sale of our non-cash assets, to holders of record of our common stock as of the close of business on the Effective Date. We currently estimate that the amount ultimately distributed will be between approximately $0.11 and $0.40 per share of common stock, assuming we are unable to sell our non-cash assets. We are not able to predict with certainty the precise nature, amount or timing of any distributions, primarily due to our inability to predict the amount of our remaining liabilities or the amount that we will expend during the course of the liquidation, the timing of any sales of our remaining non-cash assets and the net value, if any, of our remaining non-cash assets. To the extent that the amount of our liabilities or the amounts that we expend during the liquidation are greater than we anticipate, our stockholders may receive substantially less than the amount we currently estimate. Our board of directors has not established a firm timetable for any final distributions to our stockholders. Subject to contingencies inherent in winding up our business, our board of directors intends to authorize any distributions as promptly as reasonably practicable in our best interests and the best interests of our stockholders. Our board of directors, in its discretion, will determine the nature, amount and timing of all distributions. See "Risk Factors—Risks Related to the Plan of Dissolution."

 Conduct of the Company Following Dissolution

        Assuming that the Plan of Dissolution is approved by the requisite vote of our stockholders, we intend to file a certificate of dissolution with the Secretary of State as soon as reasonably practicable after receipt of the required revenue clearance certificate from the Department of Finance. We intend to make a public announcement in advance of the anticipated Effective Date. After the Effective Date, our corporate existence will continue but we may not carry on any business except that appropriate to wind up and liquidate our business and affairs, including, without limitation, collecting and disposing of our assets, satisfying or making reasonable provision for the satisfaction of our liabilities and, subject to legal requirements, distributing our remaining property among our stockholders.

Sale of Remaining Assets

        The Plan of Dissolution gives our board of directors the authority to dispose of all of our remaining property and assets without further stockholder approval. Stockholder approval of the Plan of Dissolution will constitute approval of any and all such future asset dispositions on such terms and at such prices as our board of directors, without further stockholder approval, may determine to be in our best interests and the best interests of our stockholders. We intend to contract with one or more third parties to assist us in selling our remaining non-cash assets, consisting primarily of our drug eluting stent systems and related intellectual property, on such terms as are approved by our board of directors in our best interests and the best interests of our stockholders. We may conduct sales by any means, including by competitive bidding or private negotiations, to one or more purchasers in one or more transactions over a period of time. We intend to distribute the cash proceeds from any sale of our remaining non-cash assets to our stockholders within twelve months of such sale. In addition to our drug eluting stent systems and related intellectual property, our remaining non-cash assets include our pre-clinical and clinical trial data and related regulatory filings, Custom NX DES Systems designs and related documentation, tooling, manufacturing and test equipment, furniture and supplies.

        The prices at which we will be able to sell our remaining non-cash assets will depend largely on factors beyond our control, including, without limitation, the supply and demand for such assets, changes in interest rates, the condition of financial markets, the availability of financing to prospective purchasers of the assets and regulatory approvals. The net price that we receive for our remaining non-cash assets will be reduced to the extent that we contract with brokers or agents to assist in the sale of such assets. We currently intend to contract with one or more third parties to assist us in selling our non-cash assets. In addition, we may not obtain as high a price for a particular asset as we might secure if we were not in liquidation. Upon the sale of any of our assets in connection with our liquidation, we will generally recognize gain or loss in an amount equal to the difference between (i) the fair market value of the consideration received for each asset sold and (ii) our adjusted tax basis in the asset sold. See "Certain Material U.S. Federal Income Tax Consequences" below.

Contingency Reserve

        Under the DGCL, we are required, in connection with our dissolution, to satisfy or make reasonable provision for the satisfaction of all claims and liabilities. Following the Effective Date, we will pay all expenses and other known liabilities and establish a contingency reserve, consisting of cash or other assets, that our board of directors believes will be adequate for the satisfaction of all current, contingent or conditional claims and liabilities. We also may seek to acquire insurance coverage and take other steps our board of directors determines are reasonably calculated to provide for the satisfaction of the reasonably estimated amount of such liabilities. We are currently unable to provide a precise estimate of the amount of the contingency reserve or the cost of insurance or other steps we may undertake to make provision for the satisfaction of liabilities and claims, but any such amount will be deducted before the determination of amounts available for distribution to stockholders.

        The actual amount of the contingency reserve may vary from time to time and will be based upon estimates and opinions of our board of directors, derived from consultations with management and outside experts, if our board of directors determines that it is advisable to retain such experts, and a review of our estimated contingent liabilities and our estimated ongoing expenses, including, without limitation: anticipated salary, retention, compensation and benefits payments; estimated investment banking, auction broker, legal and accounting fees; clinical trial termination and related regulatory expenses; rent; payroll and other taxes; miscellaneous office expenses; facilities costs; expenses accrued in our financial statements; and costs related to public company reporting matters. We anticipate that expenses for professional fees and other expenses of liquidation may be significant. Our established contingency reserve may not be sufficient to satisfy all of our obligations, expenses and liabilities, in which case a creditor could bring a claim against one or more of our stockholders for the total amount distributed by us to that stockholder or stockholders pursuant to the Plan of Dissolution. From time to time, we may distribute to our stockholders on a pro rata basis any portions of the contingency reserve that our board of directors deems no longer to be required.

Potential Liability of Stockholders

        Under the DGCL, if the amount of the contingency reserve and other measures calculated to provide for the satisfaction of liabilities and claims are insufficient to satisfy the aggregate amount ultimately found payable in respect of our liabilities and claims against us, each stockholder could be held liable for amounts due to creditors up to the amounts distributed to such stockholder under the Plan of Dissolution.

        The potential for stockholder liability regarding a distribution continues for three years after the Effective Date. Under the DGCL, our dissolution does not remove or impair any remedy available against XTENT, our directors, officers or stockholders for any right or claim existing, or any liability incurred, prior to such dissolution or arising thereafter, unless the action or other proceeding thereon is not commenced within three years after the Effective Date.

        If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve, a creditor could seek an injunction against us to prevent us from making distributions to stockholders under the Plan of Dissolution. Any such action could delay and substantially diminish liquidating distributions to our stockholders.

Reporting Requirements

        Whether or not the Plan of Dissolution is approved, we have an obligation to continue to comply with the applicable reporting requirements of the Exchange Act, even though compliance with such reporting requirements may be economically burdensome of minimal value to our stockholders. If the Plan of Dissolution is approved by our stockholders, in order to curtail expenses, we intend, on or about the Effective Date, to seek relief from the SEC to suspend our reporting obligations under the Exchange Act, and ultimately to terminate the registration of our common stock. We anticipate that, if granted such relief, we would continue to file current reports on Form 8-K to disclose material events relating to our dissolution and liquidation along with any other reports that the SEC might require. However, the SEC may not grant us the requested relief. To the extent that we are unable to suspend our obligation to file periodic reports with the SEC, we would be obligated to continue complying with the applicable reporting requirements of the Exchange Act and will be required to continue to incur the expenses associated with these reporting requirements, which will reduce the cash available for distribution to our stockholders.

 Closing of Transfer Books

        Our board of directors may direct that our stock transfer books be closed and recording of transfers of common stock discontinued as of the earliest of (x) the close of business on the record date fixed by our board of directors for the first or any subsequent installment of any liquidating distribution, (y) the close of business on the date on which our remaining assets are transferred to a liquidating trust, or (z) the date on or as reasonably practicable after we file our certificate of dissolution under the DGCL. We expect that our board of directors will close our stock transfer books on or around the Effective Date. The Effective Date will be determined following the receipt of a revenue clearance certificate from the Department of Finance and will be announced as soon as reasonably practicable after that time. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law, and we will not issue any new stock certificates, other than replacement certificates. See "Cessation of Trading of Common Stock" below.

        The liquidating distributions to stockholders pursuant to the Plan of Dissolution shall be in complete redemption and cancellation of all of the outstanding shares of our common stock. As a condition to receipt of the liquidating distribution, our board of directors or trustees may require our stockholders to (i) surrender to us their certificates evidencing their shares of common stock or (ii) furnish us with evidence satisfactory to our board of directors or any trustees of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to our board of directors or any trustees. Thereafter, each holder of our common stock will cease to have any rights with respect to his, her or its shares, except the right to receive distributions pursuant to the Plan of Dissolution.

        If the surrender of stock certificates will be required following the dissolution, we will send you written instructions regarding such surrender. Any distributions otherwise payable by us to stockholders who have not surrendered their stock certificates, if requested to do so, may be held in trust for such stockholders, without interest, pending the surrender of such certificates (subject to escheat pursuant to the laws relating to unclaimed property).

Cessation of Trading of Common Stock

        We anticipate that we will request that our common stock be delisted from the NASDAQ Global Market at the close of business on the Effective Date and that trading will be suspended on the Effective Date or as soon thereafter as is practicable. As noted above, we also currently expect to close our stock transfer books on or around the Effective Date and to discontinue recording transfers and issuing stock certificates (other than replacement certificates) at that time. Accordingly, it is expected that trading in our shares of common stock will cease after the Effective Date.

Absence of Dissenters' Rights

        Under the DGCL, holders of our shares of common stock are not entitled to assert dissenters' rights with respect to the Plan of Dissolution.

Regulatory Approvals

        We are not aware of any U.S. federal or state regulatory requirements or governmental approvals or actions that may be required to consummate the Plan of Dissolution, except for compliance with applicable SEC regulations in connection with this proxy statement and compliance with the DGCL. Additionally, our dissolution requires that we obtain a revenue clearance certificate from the Department of Finance certifying that we have paid or provided for every license fee, tax increase or penalty of XTENT. In order to obtain the revenue clearance certificate, we must file an application with the Department of Finance. If our stockholders approve the Plan of Dissolution, we intend to file such application as soon as reasonably practicable after the Special Meeting. We intend to file our certificate of dissolution with the Secretary of State as soon as reasonably practicable after our receipt of the revenue clearance certificate.

Interests of Management in the Dissolution of the Company

        Our directors, including Gregory D. Casciaro, our President and Chief Executive Officer, Timothy D. Kahlenberg, our Chief Financial Officer and Philippe Marco, our Vice President of Quality, Clinical and Regulatory Affairs have vested and exercisable options to purchase an aggregate of 1,040,332 shares of our common stock, 134,000 of which have exercise prices below $1.01 per share, which was the closing sales price of our common stock on the NASDAQ Global Market on April 30, 2009. Pursuant to the terms of the plans under which the options were granted, we are required to give notice to option holders prior to a proposed liquidation or dissolution of the company and any options that have not been exercised prior to the Effective Date will automatically terminate on the Effective Date. Because the exercise prices of none of the options held by our directors and executive officers are less than the estimated per share liquidating distribution to be made to stockholders under the Plan of Dissolution, we do not expect that any options held by our directors and executive officers will be exercised prior to their termination. See "Security Ownership of Certain Beneficial Owners and Management" for information on the number of shares and options held by our directors and executive officers.

        We do not expect to pay any additional fees to our non-employee directors or committee members after May 11, 2009, the date our board of directors approved the Plan of Dissolution.

        We also expect to continue compensating our officers and employees at their existing compensation levels in connection with their services provided during the implementation of the Plan of Dissolution. In addition, in January 2009, upon the recommendation of our compensation committee, our board of directors established a non-equity retention program for certain employees, including our executive officers. The program was established in order to provide an incentive for these personnel to continue their employment with the Company in order to complete the headcount reduction, pursue strategic alternatives, and in the absence thereof, wind down and dissolve XTENT. Under the retention program, we expect to make retention payments to all five of our current employees, including $283,950 to Gregory D. Casciaro, our President and Chief Executive Officer and $131,700 to Philippe Marco, our Vice President of Quality Assurance, Clinical and Regulatory Affairs.

        Following dissolution, we will continue to indemnify our directors, officers, employees, consultants, and agents to the maximum extent permitted in accordance with applicable law, our certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs, and we will indemnify any trustees and their agents on similar terms. Our board of directors and any trustees are authorized to obtain and maintain insurance for the benefit of such directors, officers, employees, consultants, agents and any trustees to the extent permitted by law and as may be necessary or appropriate to cover our obligations under the Plan of Dissolution, including seeking an extension in time and coverage of XTENT's insurance policies currently in effect.

Certain Material U.S. Federal Income Tax Consequences

        The following discussion is a general summary of the material U.S. federal income tax consequences of the dissolution and liquidation of XTENT pursuant to the Plan of Dissolution to XTENT and its stockholders. The discussion does not address all of the U.S. federal income tax considerations that may be relevant to particular stockholders in light of their particular circumstances, or to stockholders that are subject to special treatment under U.S. federal income tax laws, including, without limitation, financial institutions, persons that are partnerships or other pass-through entities,

non-U.S. individuals and entities, or persons who acquired their shares of our common stock through stock options or other compensatory arrangements. This discussion does not address the U.S. federal income tax considerations applicable to holders of options to purchase our common stock. Furthermore, this discussion does not address any U.S. federal estate and gift or alternative minimum tax consequences or any state, local or foreign tax consequences of our dissolution and liquidation pursuant to the Plan of Dissolution.

        The following discussion is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect as of the date hereof, all of which may change, possibly with retroactive effect. The discussion assumes that shares of our common stock are held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment).

        The following discussion has no binding effect on the IRS or the courts. Liquidating distributions pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. We can give no assurance that the U.S. federal income tax treatment described herein will remain unchanged at the time of our liquidating distributions. No ruling has been requested from the IRS with respect to any tax consequences of the Plan of Dissolution, and we will not seek any such ruling or an opinion of counsel with respect to any such tax consequences.

        THE FOLLOWING DISCUSSION DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSEQUENCES RELATING TO THE PLAN OF DISSOLUTION AND IS NOT TAX ADVICE. STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH OUR DISSOLUTION AND LIQUIDATION PURSUANT TO THE PLAN OF DISSOLUTION, INCLUDING TAX RETURN REPORTING REQUIREMENTS AND THE EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

Material U.S. Federal Income Tax Consequences to the Company

        After the approval of the Plan of Dissolution and until our liquidation is completed, we will continue to be subject to U.S. federal income tax on our taxable income, if any, such as interest income, gain from the sale of any remaining assets or income from operations. Upon the sale of any of our assets in connection with our liquidation, we will recognize gain or loss in an amount equal to the difference between (i) the fair market value of the consideration received for each asset sold and (ii) our adjusted tax basis in the asset sold. We should not recognize any gain or loss upon the distribution of cash to our stockholders in liquidation of their shares of our common stock. We currently do not anticipate making distributions of property other than cash to stockholders in our liquidation. In the event we were to make a liquidating distribution of property other than cash to our stockholders, we will recognize gain or loss upon the distribution of such property as if we sold the distributed property for its fair market value on the date of the distribution. We currently do not anticipate that our dissolution and liquidation pursuant to the Plan of Dissolution will produce a material corporate tax liability for U.S. federal income tax purposes.

Material U.S. Federal Income Tax Consequences to Stockholders

        In general, for U.S. federal income tax purposes, we intend that amounts received by our stockholders pursuant to the Plan of Dissolution will be treated as full payment in exchange for their shares of our common stock. As a result of our dissolution and liquidation, stockholders generally will recognize gain or loss equal to the difference between (i) the sum of the amount of cash and the fair market value (at the time of distribution) of property, if any, distributed to them and (ii) their tax basis for their shares of our common stock. In general, a stockholder's gain or loss will be computed on a "per share" basis. If we make more than one liquidating distribution, which is expected, each liquidating distribution will be allocated proportionately to each share of stock owned by a stockholder, and the value of each liquidating distribution will be applied against and reduce a stockholder's tax basis in his or her shares of stock. In general, a stockholder will recognize gain as a result of a liquidating distribution to the extent that the aggregate value of the distribution and prior liquidating distributions received by the stockholder with respect to a share exceeds the stockholder's tax basis for that share. Any loss generally will be recognized by a stockholder only when the stockholder receives our final liquidating distribution to stockholders, and then only if the aggregate value of all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder generally will be capital gain or loss and will be long term capital gain or loss if the stock has been held for more than one year. The deductibility of capital losses is subject to limitations.

        In the unlikely event we make a liquidating distribution of property other than cash to our stockholders, a stockholder's tax basis in such property immediately after the distribution generally will be the fair market value of the property received by the stockholder at the time of distribution. Gain or loss realized upon the stockholder's future sale of that property generally would be measured by the difference between the proceeds received by the stockholder in the sale and the tax basis of the property sold.

        In the event that our liabilities are not fully covered by the cash or other assets in our contingency reserve or otherwise satisfied through insurance or other reasonable means (See "Contingency Reserve" above), payments made by a stockholder in satisfaction of those liabilities generally would produce a capital loss for such stockholder in the year the liabilities are paid. The deductibility of any such capital loss would generally be subject to limitations under the Code.

Reporting of Liquidating Distributions and Back-Up Withholding

        After the close of each taxable year, we will provide stockholders and the IRS with a statement of the amount of cash distributed to our stockholders in our liquidation and our best estimate as to the value of any property distributed to them during the relevant taxable year. In the unlikely event we make a liquidating distribution of property other than cash to our stockholders, no assurance can be given that the IRS will not challenge our valuation of the distributed property. Any stockholder owning at least 5% (by vote or value) of our total outstanding stock may be subject to special rules regarding information to be provided with the stockholder's U.S. federal income tax returns. Stockholders should consult their own tax advisors as to the specific tax consequences to them in connection with our dissolution and liquidation pursuant to the Plan of Dissolution, including tax return reporting requirements. Liquidating distributions made to our stockholders pursuant to the Plan of Dissolution may be subject to back-up withholding (currently at a rate of 28%) requirements. Back-up withholding generally will not apply to payments made to exempt recipients, including corporations or financial institutions, or individuals who furnish their correct taxpayer identification number or a certificate of foreign status and other required information. Back-up withholding is not an additional tax. Rather, amounts withheld generally may be used as a credit against a stockholder's U.S. federal income tax liability or the stockholder may claim a refund of any excess amounts withheld by timely and duly filing a claim for refund with the IRS.

Accounting Treatment

        If our stockholders approve the Plan of Dissolution, we will change our basis of accounting from that of an operating developmental stage enterprise, which contemplates realization of assets and satisfaction of liabilities in the normal course of business, to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of common stock. Valuations presented in the statement will represent management's estimates, based on present facts and circumstances, of the net realizable values of assets, estimated satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions.

        The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Required Vote

        All holders of our common stock as of the record date are entitled to vote on Proposal 1. The approval of the Plan of Dissolution requires the affirmative vote of a majority of the outstanding shares of our common stock. Abstentions and broker non-votes will have the same effect as votes against Proposal 1. It is intended that shares represented by the enclosed form of proxy will be voted in favor of Proposal 1 unless otherwise specified in such proxy.

        Members of our board of directors who beneficially owned an aggregate of approximately 51% of the outstanding shares of common stock as of April 30, 2009 have indicated that they will vote in favor of Proposal 1.

Recommendation of our Board of Directors

        Our board of directors has determined that the voluntary dissolution and liquidation of XTENT pursuant to the Plan of Dissolution is advisable and in our best interests and the best interests of our stockholders. Our board of directors has approved the Plan of Dissolution and unanimously recommends that stockholders vote "FOR" approval of the Plan of Dissolution.

SELECTED FINANCIAL DATA

        Set forth below is selected financial data for XTENT for the periods indicated. We derived the selected statement of operations data for the years ended December 31, 2008, 2007 and 2006 and balance sheet data as of December 31, 2008 and 2007 from our audited financial statements that are included in our Annual Report on Form 10-K for the year ended December 31, 2008, a copy of which is being delivered with this proxy statement as Appendix B. We derived the selected statement of operations data for the years ended December 31, 2005 and 2004 and the balance sheet data as of December 31, 2006, 2005, and 2004 from our audited financial statements which are not being delivered with or incorporated by reference into this proxy statement. We derived the statements of operations data for the cumulative period from June 13, 2002 (Inception) to March 31, 2009 and the three months ended March 31, 2009 and the balance sheet data as of March 31, 2009 from our unaudited financial statements that are included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, a copy of which is being delivered with this proxy statement as Appendix D. Our historic results are not necessarily indicative of the results that may be expected in the future. You should read this data together with our financial statements and related notes included in our Annual Report on Form 10-K for the year ended December 31, 2008 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as well as the sections of each of those reports entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        Our board of directors approved the Plan of Dissolution, subject to stockholder approval, on May 11, 2009. The information presented below and delivered with and incorporated by reference into this proxy statement does not include any adjustments necessary to reflect the possible future effects on recoverability of the assets or satisfaction of liabilities that may result from adoption of the Plan of Dissolution or our potential to complete such a plan in an orderly manner.

	Cummulative Period from June 13, 2002 (Date of Inception) to March 31, 2009
			Year Ended December 31,
		Three months Ended March 31, 2009
			2008	2007	2006(1)	2005	2004
	(in thousands, except per share data)
Operating expenses:
Research and development	$110,238	$4,654	$31,170	$30,888	$18,923	$12,139	$7,118
General and administrative	37,223	2,763	10,917	11,269	7,258	2,214	1,883
Impairment of long-lived assets	2,494	2,494	—	—	—	—	—

Total operating expenses	149,955	9,911	42,087	42,157	26,181	14,353	9,001

Loss from operations	(149,955)	(9,911)	(42,087)	(42,157)	(26,181)	(14,353)	(9,001)
Interest and other income, net	6,118	55	966	3,363	1,137	323	110

Net loss	(143,837)	(9,856)	(41,121)	(38,794)	(25,044)	(14,030)	(8,891)
Deemed dividend related to beneficial conversion feature of redeemable convertible preferred stock	(13,095)	—	—	—	(13,095)	—	—

Net loss attributable to common stockholders	$(156,932)	$(9,856)	$(41,121)	$(38,794)	$(38,139)	$(14,030)	$(8,891)

Net loss per share attributable to common stockholders—basic and diluted		$(.42)	$(1.78)	$(1.87)	$(13.96)	$(6.84)	$(5.00)

Weighted-average common shares outstanding—basic and diluted		23,324	23,116	20,703	2,732	2,052	1,779

(1)
The Company adopted provisions of SFAS 123(R) starting January 1, 2006.

		December 31,
	As of March 31, 2009
		2008	2007	2006	2005	2004
	(in thousands)
Balance Sheet Data
Cash and cash equivalents	$11,960	$13,373	$13,366	$23,105	$6,564	$4,761
Short-term investments	—	5,752	44,394	—	—	—
Working capital	10,867	17,070	54,581	21,066	5,588	4,143
Total assets	14,178	23,995	62,415	27,121	8,675	6,136
Reedeemable convertible preferred stock	—	—	—	75,593	35,900	20,406
Total stockholders' equity (deficit)	12,412	21,508	58,331	(50,780)	(28,372)	(14,925)

 PROPOSAL 2: APPROVAL OF ADJOURNMENT OF SPECIAL MEETING TO SOLICIT
ADDITIONAL PROXIES

General

        At the Special Meeting, we may ask our stockholders to vote on a proposal to adjourn the Special Meeting to another date, time or place, if deemed necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1. Any adjournment of the Special Meeting may be made without notice, other than by the announcement made at the Special Meeting, if the votes cast in favor of the adjournment proposal by the holders of shares of our common stock entitled to vote on the proposal exceed the votes cast against the proposal at the Special Meeting. However, if the adjournment is for more than 120 days from the date set for the original meeting, a new record date for the adjourned meeting shall be fixed and a new notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting. If we adjourn the Special Meeting to a later date, we will transact the same business and, unless we must fix a new record date, only the stockholders who were eligible to vote at the original meeting will be permitted to vote at the adjourned meeting.

Required Vote

        The approval of any adjournment of the Special Meeting requires that the votes cast in favor of the proposal exceed the votes cast against the proposal at the Special Meeting. Abstentions from voting and broker non-votes will have no impact on the vote on Proposal 2.

Recommendation of our Board of Directors

        Our board of directors unanimously recommends that stockholders vote "FOR" approval of Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Except as otherwise noted, the following table sets forth, as of April 30, 2009, information with respect to the beneficial ownership of our common stock by (i) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock, (ii) each of our current directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC. Beneficial ownership means that a person has or shares voting or investment power of a security, and includes shares underlying options and warrants that are currently exercisable or exercisable within 60 days after the measurement date. This table is based on information supplied by officers, directors and principal stockholders. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply.

        Unless otherwise indicated, we deem shares of common stock subject to options and warrants that are exercisable within 60 days of April 30, 2009 to be outstanding and beneficially owned by the person holding the options and warrants for the purpose of computing percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the ownership percentage of any other person.

	Beneficial Ownership		Percentage of Shares Outstanding
Beneficial Owner	Number of Shares	Options and Warrants Exercisable Within 60 Days	Approximate Percent Owned
5% Stockholders
Morgenthaler Partners VI, L.P(1)	5,085,243		21.0%
Funds affiliated with Advanced Technology Ventures (2)	2,999,393		12.4%
Funds affiliated with Latterell Venture Partners (3)	2,828,190		11.7%
St. Paul Venture Capital VI, L.L.C. (4)	2,615,135		10.8%
Davidson Kempner Partners (5)	1,290,913		5.3%
State of Wisconsin (6)	1,290,432		5.3%
Named Executive Officers and Directors
Gregory D. Casciaro (7)	566,778	423,790	4.0%
Timothy D. Kahlenberg	—	194,376	0.8%
Phillipe Marco (8)	71,050	72,661	0.6%
Henry A. Plain, Jr. (9)	459,656	26,667	2.0%
Michael A. Carusi	2,999,393	10,000	12.4%
Michael L. Eagle	—	10,000	*
Robert E. Flaherty	3,685	30,000	0.1%
Edward W. Unkart	8,333	30,000	0.2%
Allan R. Will	2,775,291	10,000	11.5%
Christopher M. Smith	—	10,000	*
Arthur T. Taylor	—	10,000	*
All executive officers and directors as a group
(11 persons)	17,378,964	827,494	75.3%

(1)
Includes 5,085,243 shares held by Morgenthaler Partners VI, L.P. Voting and investment power are shared by Robert C. Bellas, Jr., Gary J. Morgenthaler, Robert D. Pavey, John D. Lutsi, G. Gary

  Shaffer, Gary R. Little, Peter G. Taft, Theodore A. Laufik and Paul R. Levine, the managing members of Morgenthaler Management Partners VI, L.L.C., the general partner of Morgenthaler Partners VI, L.P., with respect to shares held by Morgenthaler Partners VI, L.P. Each managing member disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. The address for Morgenthaler Partners VI, L.P. is 2710 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

(2)
Includes 2,409,589 shares held by Advanced Technology Ventures VII, L.P., 402,776 shares held by Advanced Technology Ventures VI, L.P., 96,694 shares held by Advanced Technology Ventures VII (B), L.P., 46,477 shares held by Advanced Technology Ventures VII (C), L.P., 25,708 shares held by ATV Entrepreneurs VI, L.P., 14,359 shares held by ATV Entrepreneurs VII, L.P., and 3,790 shares held by ATV Alliance 2002, L.P. ATV Associates VII, L.L.C. is the general partner of Advanced Technology Ventures VII, L.P., Advanced Technology Ventures VII (B), L.P., Advanced Technology Ventures VII (C), L.P. and ATV Entrepreneurs VII, L.P. ATV Associates VI, L.L.C. is the general partner of Advanced Technology Ventures VI, L.P. and ATV Entrepreneurs VI, L.P. ATV Capital Management, Inc. is the sole member of ATV Alliance Associates, L.L.C., the general partner of ATV Alliance 2002, L.P. Michael A. Carusi, Steve Baloff, Bob Hower, Jean George and Bill Wiberg, as managing directors of ATV Associates VII, L.L.C., share voting and investment power with respect to shares held by Advanced Technology Ventures VII, L.P., Advanced Technology Ventures VII (B), L.P., Advanced Technology Ventures VII (C), L.P., and ATV Entrepreneurs VII, L.P. Michael A. Carusi, Steve Baloff and Pieter Schiller, as managing directors ofATV Associates VI, L.L.C., share voting and investment power with respect to shares held by Advanced Technology Ventures VI, L.P. and ATV Entrepreneurs VI, L.P. Jean George, as the sole manager of ATV Alliance Associates, L.L.C., has voting and investment power with respect to shares held by ATV Alliance 2002, L.P. Each managing director and manager disclaims beneficial ownership of these shares, except to the extent of his or her pecuniary interest therein. Mr. Carusi's address is c/o Advanced Technology Ventures, 1000 Winter Street, Suite 3700, Waltham, MA 02451.

(3)
Includes 2,020,425 shares held by Latterell Venture Partners II, L.P., 586,574 shares held by Latterell Venture Partners, L.P., 196,458 shares held by Latterell Venture Partners III, L.P., 9,822 shares held by LVP III Associates, L.P., 4,911 shares held by LVP III Partners, L.P., and 10,000 shares held by Latterell Management Company, L.L.C. Latterell Capital Management, L.L.C. is the general partner of Latterell Venture Partners, L.P., Latterell Capital Management II, L.L.C. is the general partner of Latterell Venture Partners II, L.P., and Latterell Capital Management III, L.L.C. is the general partner of Latterell Venture Partners III, L.P., LVP III Associates, L.P. and LVP III Partners, L.P. Patrick F. Latterell, Stephen M. Salmon and James N. Woody are the members of Latterell Capital Management, L.L.C., Latterell Capital Management II, L.L.C., Latterell Capital Management III, L.L.C. and Latterell Management Company, L.L.C. and share voting and investment power. Each member disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Mr. Latterell's address is c/o Latterell Venture Partners, 1 Embarcadero Center, Suite 4050, San Francisco, CA 94111.

(4)
SPVC VI, LLC (formerly St. Paul Venture Capital VI, LLC) is jointly managed by Split Rock Partners, LLC. and Vesbridge Partners, L.L.C.; however, voting and investment power has been delegated solely to Split Rock Partners, LLC. Allan R. Will, David Stassen, Michael Gorman and James Simons, as managing directors of Split Rock Partners, LLC, share voting and investment power with respect to the shares held by SPVC VI, LLC. Split Rock Partners, LLC and each of its managing directors disclaim beneficial ownership of these shares, except to the extent of his or their pecuniary interest therein. Mr. Will's address is c/o Split Rock Partners, L.L.C., 1600 El Camino Real, Suite 290, Menlo Park, CA 94025. The address for SPVC VI, LLC is 10400 Viking Drive, Suite 550, Eden Prairie, MN 55344.

(5)
Based on a Form 13G/A filed with the SEC on February 17, 2009.

(6)
Based on a Form 13G filed with the SEC on February 3, 2009.

(7)
Includes 3,400 shares held by Mr. Casciaro as custodian for his minor son and minor daughter under the California Uniform Transfer to Minors Act. Also includes 1,700 shares held by Mr. Casciaro's adult daughter as to which Mr. Casciaro disclaims beneficial ownership

(8)
167 of these shares are subject to our right of repurchase as of April 30, 2009.

(9)
Henry A. Plain, Jr.'s address is c/o Morgenthaler Ventures, 2710 Sand Hill Road, Suite 100, Menlo Park, CA 94025.

Market for Our Common Stock

        Our common stock trades on the NASDAQ Global Market under the symbol "XTNT." The following table sets forth, for the periods indicated, the high and low closing sales prices for our common stock as quoted on the NASDAQ Global Market for each full quarterly period. The closing sales price of our common stock on the NASDAQ Global Market was $1.00 on May 14, 2009, the trading day prior to the announcement that our board of directors approved the Plan of Dissolution. The closing sales price of our common stock on the NASDAQ Global Market was $1.01 on April 30, 2009.

	2009		2008		2007
Fiscal Year Ended December 31,	High	Low	High	Low	High	Low
First Quarter	$1.26	$0.90	$10.00	$4.60	$16.48	$11.23
Second Quarter (1)	1.26	0.18	6.52	2.50	13.97	8.74
Third Quarter	—	—	3.14	1.05	10.54	7.74
Fourth Quarter	—	—	1.31	0.25	10.84	8.50

(1)
For the second quarter of 2009, reflects high and low sales prices through April 30, 2009.

        As of April 30, 2009, there were approximately 107 holders of record of our common stock. No cash dividends have ever been paid on our common stock.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 100 F Street NE, Washington, DC 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. You may also find the materials we file with the SEC on the "Investor Relations" section of our website at http://www.XTENTinc.com. Information on our website is not incorporated by reference into, or made a part of, this proxy statement.

HOUSEHOLDING

        Beneficial owners, but not record holders, of our common stock who share a single address may receive only one copy of this proxy statement, unless their broker, bank or other nominee has received contrary instructions from any beneficial owner at that address. This practice, known as "householding," is designed to reduce printing and mailing expenses. If any beneficial owner at such an address wishes to discontinue householding and receive a separate copy of the proxy statement, they should notify their broker, bank or other nominee. Beneficial owners sharing an address to which a single copy of the proxy statement was delivered can also request prompt delivery of a separate copy of the proxy statement by contacting us at XTENT, Inc., 125 Constitution Drive, Menlo Park, California 94025-1118, Attention: Secretary, or at (650) 433-4834.

WHO CAN HELP ANSWER YOUR QUESTIONS

        If you have additional questions about the Special Meeting, you should contact:

  Ronald C. Austin, Secretary
  XTENT, Inc.
  125 Constitution Drive
  Menlo Park, California 94025-1118
  Telephone: (650) 433-4834

OTHER BUSINESS

        We know of no other business to be presented at the Special Meeting, and no other matters properly may be presented for a vote at the Special Meeting. If any other business properly were to come before the Special Meeting, it is intended that the shares represented by proxies would be voted with respect thereto in accordance with the best judgment of the persons named in the accompanying form of proxy.

INCORPORATION BY REFERENCE

        The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC and delivered to you with this proxy statement. This proxy statement incorporates by reference the following documents:

  •
  our annual report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on March 24, 2009, a copy of which is attached hereto as Appendix B;

  •
  our current reports on Form 8-K, as filed on with the SEC on January 27, 2009, February 11, 2009, February 20, 2009, April 6, 2009 and May 15, 2009; and

  •
  amendment No. 1 on Form 10-K/A to our annual report on Form 10-K for the year ended December 31, 2008, as filed with the SEC on April 30, 2009, a copy of which is attached hereto as Appendix C.

  •
  our quarterly report on Form 10-Q for the quarter ended March 31, 2009, as filed with the SEC on May 15, 2009, a copy of which is attached hereto as Appendix D.

In addition, all documents we file pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date of the Special Meeting or any adjournment or postponement thereof will be deemed to be incorporated by reference herein and made a part hereof from the date of the filing of such documents.

        A copy of our annual report on Form 10-K for the year ended December 31, 2008 is being delivered with this proxy statement as Appendix B, a copy of amendment No. 1 on Form 10-K/A to our annual report on Form 10-K for the year ended December 31, 2008 is being delivered with this proxy statement as Appendix C, and a copy of our quarterly report on Form 10-K for the quarter ended March 31, 2009 is being delivered with this proxy statement as Appendix D. We will provide without charge to each person to whom a copy of this proxy statement is delivered, upon the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the documents incorporated by reference herein and not otherwise delivered to such person (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference in such documents). Requests for such copies should be directed in writing to XTENT, Inc., 125 Constitution Drive, Menlo Park, California 94025-1118, Attention: Secretary, or by calling (650) 433-4834. See "Where You Can Find More Information."

        Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Gregory D. Casciaro President, Chief Executive Officer and Director

[    •    ], 2009
Menlo Park, California

Appendix A

PLAN OF COMPLETE LIQUIDATION AND DISSOLUTION
OF
XTENT, INC.

        The following Plan of Complete Liquidation and Dissolution (the "Plan of Dissolution"), dated as of May 11, 2009, shall effect the dissolution and complete liquidation of XTENT, Inc., a Delaware corporation (the "Company"), in accordance with Section 275 and other applicable provisions of the Delaware General Corporation Law (the "DGCL") and Sections 331 and 336 of the Internal Revenue Code of 1986, as amended (the "Code").

        1.    Adoption of Plan.    The board of directors of the Company (the "Board of Directors") has adopted resolutions deeming it advisable and in the best interest of the stockholders of the Company to dissolve and liquidate the Company, adopt the Plan of Dissolution, and call a special meeting (the "Meeting") of the holders of the Company's common stock (the "Common Stock") to approve the dissolution and liquidation of the Company (including the sale of all or substantially all of the Company's assets), adopt the Plan of Dissolution and ratify the Company's actions taken to date on the Plan of Dissolution. If stockholders holding a majority of the outstanding shares of Common Stock vote in favor of the proposed dissolution and liquidation of the Company (including sale of all or substantially all of the Company's assets) and the adoption of the Plan of Dissolution at the Meeting, the Plan of Dissolution shall constitute the adopted Plan of Dissolution of the Company as of the date of the Meeting, or such later date on which the stockholders may approve the Plan of Dissolution if the Meeting is adjourned to a later date (the "Meeting Date").

        2.    Cessation of Business Activities.    After the Effective Date (as defined below) and in accordance with Section 278 of the DGCL, the Company shall not engage in any business activities except for the purpose of winding up and liquidating its business and affairs, including, but not limited to, prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company, collecting its assets, converting its assets into cash or cash equivalents, discharging or making provision for discharging its liabilities, withdrawing from all jurisdictions in which it is qualified to do business, distributing its remaining property among its stockholders according to their interests, and doing every other act necessary to wind up and liquidate its business and affairs, but not for the purpose of continuing the business for which the Company was organized.

        3.    Certificate of Dissolution.    After the Meeting Date, the officers of the Company shall, at such time as the Board of Directors, in its absolute discretion, deems necessary, appropriate or desirable, obtain any certificates required from the Delaware tax authorities and, upon obtaining such certificates and paying such taxes as may be owing, and securing the necessary stockholder approvals, the Company shall file with the Secretary of State of the State of Delaware a certificate of dissolution (the "Certificate of Dissolution") in accordance with the DGCL specifying the date upon which the Certificate of Dissolution will become effective (the "Effective Date").

        4.    Liquidation Process.    From and after the Effective Date and subject to the provisions hereof, the Company shall complete the following corporate actions:

          a.    Sale of All or Substantially All of the Non-Cash Assets.    The Company shall determine whether and when to collect, sell, exchange or otherwise dispose of all or substantially all of its non-cash property and assets, including but not limited to all tangible assets, intellectual property and other intangible assets, in one or more transactions upon such terms and conditions as the Board of Directors, in its absolute discretion, deems expedient and in our best interests and the best interests of our stockholders, without any further vote or action by the Company's stockholders. The Company's non-cash assets and properties may be sold in one transaction or in several transactions to one or more buyers. The Company shall not be required to obtain appraisals, fairness opinions or other third-party opinions as to the value of its properties and assets in connection with the liquidation. In connection with such collection, sale, exchange and other disposition, the Company shall collect or make provision for the collection of all accounts receivable, debts and claims owing to the Company.

          b.    Liquidation of Assets.    The Company shall determine whether and when to transfer the Company's property and assets to a liquidating trust (established pursuant to Section 6 hereof).

          c.    Payment Obligations.    The Company shall, as determined by the Board of Directors, (i) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provisions as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company or successor entity, are likely to arise or to become known to the Company or successor entity within 10 years after the Effective Date. Such claims shall be paid as required by applicable law. If there are insufficient assets of the Company, such claims and obligations of the Company shall be paid or provided for in accordance with their priority and, among claims of equal priority, ratably to the extent of assets of the Company legally available therefor. If and to the extent deemed necessary, appropriate or desirable by the Board of Directors or the Trustees (as defined in Section 6 below), in their absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property (the "Contingency Reserve") to satisfy such claims and obligations against the Company, including, without limitation, tax obligations, and all expenses related to the sale of the Company's property and assets, all expenses related to the collection and defense of the Company's property and assets, and the liquidation and dissolution provided for in this Plan.

          d.    Distributions to Stockholders.    Any assets of the Company remaining after the payment of claims or the provision for payment of claims and obligations of the Company as provided in subsection (c) above shall be distributed by the Company pro rata to its stockholders. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board of Directors or the Trustees, in their absolute discretion, may determine.

        5.    Cancellation of Common Stock.    The distributions to stockholders pursuant to Sections 4 and 8 (the "Liquidating Distribution") shall be in complete redemption and cancellation of all of the outstanding shares of Common Stock. As a condition to receipt of the Liquidating Distribution, the Board of Directors or the Trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the Common Stock to the Company or its agents for recording of such distributions thereon, or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the Common Stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees. The Board of Directors, in its absolute discretion, may direct that the Company's stock transfer books be closed and recording of transfers of Common Stock discontinued as of the earliest of (x) the close of business on the record date fixed by the Board of Directors for the first or any subsequent installment of any Liquidating Distribution, (y) the close of business on the date on which the remaining assets of the Company are transferred to the Trust, or (z) the date on which the Company files its Certificate of Dissolution under the DGCL (such date, the "Record Date"), and thereafter certificates representing shares of Common Stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law.

        6.    Liquidating Trust.    If deemed necessary, appropriate or desirable by the Board of Directors, in its absolute discretion, in furtherance of the liquidation and distribution of the Company's assets to the stockholders in accordance with the provisions hereof, as a final Liquidating Distribution or from time to time, the Company may transfer to one or more liquidating trustees, for the benefit of its stockholders (the "Trustees") under a liquidating trust (the "Trust"), any assets of the Company, including cash, intended for distribution to creditors and stockholders not disposed of at the time of dissolution of the Company, including the Contingency Reserve. The Board of Directors is hereby authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination thereof, including, without limitation, any one or more officers, directors, employees, agents or representatives of the Company, to act as the initial Trustee or Trustees for the benefit of the stockholders and to receive any assets of the Company. Any Trustees appointed as provided in the preceding sentence shall succeed to all right, title and interest of the Company of any kind and character with respect to such transferred assets and, to the extent of the assets so transferred and solely in their capacity as Trustees, shall assume all of the claims and obligations of the Company as provided in Section 4(b) hereof, including, without limitation, any unsatisfied claims and unknown or contingent liabilities. Further, any conveyance of assets to the Trustees shall be deemed to be a distribution of property and assets by the Company to the stockholders for the purposes of Section 4(d) of this Plan. Any such conveyance to the Trustees shall be treated for U.S federal and state income tax purposes as if the Company made such distribution to the stockholders and the assets conveyed shall be held in trust for the stockholders of the Company. The Company, subject to this Section 6 and as authorized by the Board of Directors, in its absolute discretion, may enter into a liquidating trust agreement with the Trustees, on such terms and conditions as the Board of Directors, in its absolute discretion, may deem necessary, appropriate or desirable. Adoption of the Plan of Dissolution by holders of a majority of the outstanding shares of Common Stock shall constitute the approval of the stockholders of any such appointment, any such liquidating trust agreement and any transfer of assets by the Company to the Trust as their act and as a part hereof as if herein written.

        7.    Abandoned Property.    If any Liquidating Distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered its certificates evidencing the Common Stock as required hereunder or for any other reason, then the distribution to which such stockholder is entitled (unless transferred to the Trust established pursuant to Section 6) shall be transferred, at such time as the final Liquidating Distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of and for ultimate distribution to such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.

        8.    Final Liquidating Distribution.    Whether or not a Trust shall have been previously established pursuant to Section 6, if it should not be feasible for the Company to make the final Liquidating Distribution to its stockholders of all assets and all properties of the Company prior to the third anniversary of the filing of its Certificate of Dissolution, then, on or before such date, the Company shall be required to establish a Trust and transfer any remaining assets and properties (including, without limitation, any uncollected claims, contingent assets and the Contingency Reserve) to the Trustees as set forth in Section 6. Not more than three years from the date of its creation, the liquidating trust shall make a final distribution of any remaining assets to the holders of the beneficial interests of the Trust. Any such distribution shall be only in the form of cash.

        9.    Stockholder Consent to Sale of Assets.    Approval of the proposed dissolution and adoption of the Plan of Dissolution by holders of a majority of the outstanding shares of Common Stock shall constitute the approval of the stockholders of the Company of the dissolution of the Company and the sale, exchange or other disposition in liquidation of all or substantially all of the property and assets of the Company pursuant to the terms hereof, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition which are conditioned on adoption of the Plan of Dissolution.

        10.    Expenses of Dissolution.    In connection with and for the purposes of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional, legal and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution shall constitute approval of such payments by the stockholders of the Company.

        11.    Employees and Independent Contractors.    In connection with effecting the dissolution of the Company and for the purpose of implementing and assuring completion of the Plan of Dissolution, the Company may, in the absolute discretion of the Board of Directors, hire employees and retain independent contractors and agents as the Board of Directors deems necessary or desirable to supervise the dissolution and liquidation. The Company may, in the absolute discretion of the Board of Directors, but subject to applicable legal and regulatory requirements, pay the Company's officers, directors, employees, independent contractors, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, in money or other property, as severance, bonus, or in any other form, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, or otherwise necessary retain the services of any of them, in connection with the implementation of the Plan of Dissolution. Adoption of the Plan of Dissolution shall constitute approval of any such compensation by the stockholders of the Company.

        12.    Indemnification.    The Company shall continue to indemnify its officers, directors, employees, independent contractors and agents to the maximum extent permitted in accordance with applicable law, its certificate of incorporation and bylaws and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of the affairs of the Company and shall indemnify the Trustees and its agents on similar terms. The Company's obligation to indemnify such persons may also be satisfied out of the assets of the Trust. The Board of Directors and the Trustees, in their absolute discretion, are authorized to obtain and maintain insurance for the benefit of such officers, directors, employees, independent contractors, agents and Trustees to the extent permitted by law and as may be necessary or appropriate to cover the Company's obligations hereunder, including seeking an extension in time and coverage of the Company's insurance policies currently in effect.

        13.    Amendment, Modification or Abandonment of Plan.    If for any reason the Board of Directors determines that such action would be in the best interest of the Company, the Board of Directors may, in its sole discretion and without requiring further stockholder approval, revoke the Plan of Dissolution and all action contemplated thereunder, to the extent permitted by the DGCL. The Board of Directors may not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the DGCL and the federal securities laws without complying with the DGCL and the federal securities laws. Upon the revocation or abandonment of the Plan of Dissolution, the Plan of Dissolution shall be void.

        14.    Tax Matters.    It is intended that this Plan of Dissolution shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. The Plan of Dissolution shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder. The Company's officers shall be authorized to cause the Company to make such elections for tax purposes as are deemed appropriate and in the best interest of the Company including, without limitation, the making of an election under Code Section 336(e), if applicable. Within thirty (30) days after the Effective Date, the Company shall file with the Internal Revenue Service an appropriate statement of corporate dissolution on IRS Form 966, as required by Section 6043 of the Code, and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with the Plan of Dissolution and the carrying out thereof. The Company shall notify all jurisdictions of any withdrawals related to qualification to do business. The Company shall make arrangements authorizing one or more representatives or agents to maintain such Company records as may be appropriate for purposes of any tax audit of the Company occurring during the process of dissolution or after liquidation.

        15.    Power of Board of Directors and Officers.    The Board of Directors is hereby authorized, without further action by the Company's stockholders, to do and perform, or cause the officers of the Company, subject to approval of the Board of Directors, to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, in the absolute discretion of the Board of Directors, to implement the Plan of Dissolution and the transactions contemplated hereby, including, without limitation, all filings or acts required by any state or Federal law or regulation to wind up its affairs.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

XTENT, INC.

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [ • ], 2009

The undersigned stockholder of XTENT, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement each dated [ • ], 2009 and hereby appoints Gregory D. Casciaro and Ronald C. Austin, each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the Special Meeting of Stockholders of XTENT, Inc. to be held on [ • ], 2009, at 9:00 a.m., local time, at XTENT’s offices located at 125 Constitution Drive, Menlo Park, California 94025-1118, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND IN THE DISCRETION OF THE PROXY HOLDERS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE, WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

SEE REVERSE SIDE

XTENT

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.  ☒

ELECTRONIC VOTING INSTRUCTIONS

You can vote by Internet of telephone!

Available 24 Hours a Day, 7 Days a Week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:00 PM Pacific Time on [ • ], 2009.

Vote by Internet

Log on to the Internet and go to http://www.investorvote.com/XTNT

Follow the steps outlined on the secured website.

Vote by telephone

Call toll free 1-800-652-VOTE(8683) within the United States, Canada and Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

A. Proposals — The Board of Directors recommends a vote FOR Proposals 1 and 2.

		For	Against	Abstain
1.	To approve the voluntary dissolution and liquidation of XTENT pursuant to the Plan of Dissolution.	☐	☐	☐

		For	Against	Abstain
2.	To adjourn the Special Meeting to another date, time or place, if necessary in the judgment of the proxy holders, for the purpose of soliciting additional proxies to vote in favor of Proposal 1.	☐	☐	☐

B. Non-Voting Items

Change of Address — Please print new address below

C. Authorized Signature — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: This Proxy should be marked, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. If the stock you are voting is registered in the name of two or more persons, each should sign.  Persons signing in a fiduciary capacity should use their respective titles.  If shares are held by joint tenants or as community property, both parties should sign.  If shares are held by a corporation, please give the full corporate name and have a duly authorized officer sign, stating title, and if the shares are held by a partnership, please have an authorized person sign in the name of the partnership.

Date (mm/dd/yyyy)	Signature 1 — Please keep signature within box.	Signature 2 - Please keep signature within box.

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